                                                                     Rule 497(c)
                                                              File Nos. 33-82366
                                                                   and 811-08690



                                   PROSPECTUS

                                 April 30, 1999

                               THE DLB FUND GROUP

This Prospectus offers shares of the following Funds:


          The DLB FIXED INCOME FUND seeks to achieve a high level of current income consistent with preservation of capital through investment in a portfolio of fixed income securities. The Fund invests primarily in investment grade securities, or their equivalents, and seeks to sustain an average dollar weighted portfolio maturity ranging from 5 to 12 years and a duration ranging from 3.5 to 7 years.



          The DLB VALUE FUND seeks long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies. The Fund looks for stocks that its investment manager considers undervalued at the time of purchase.


         The DLB GROWTH FUND seeks long-term capital and income growth through investment primarily in common stocks. The Fund focuses on companies that have demonstrated, and are anticipated to continue demonstrating, above-average growth and that the Fund's investment manager believes are attractively valued.

         The DLB DISCIPLINED GROWTH FUND seeks long-term growth of capital. It uses a proprietary analysis of market factors to guide investment primarily in common stocks of companies with medium and large capitalizations. The Fund seeks to invest in securities of companies with strongly rising earnings prospects and that the Fund's investment manager believes are underpriced relative to their peers.

         The DLB MID CAPITALIZATION FUND seeks long-term capital appreciation primarily through investment in small to medium-size companies. The Fund focuses on undervalued companies that have a market capitalization between $400 million and $2 billion at the time of purchase.

         The DLB MICRO CAPITALIZATION FUND seeks long-term capital growth through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Fund's investment manager to be realistically valued.

         The DLB GLOBAL SMALL CAPITALIZATION FUND seeks long-term capital appreciation through investment primarily in common stocks of foreign and domestic companies with market capitalizations at the time of investment by the Fund of up to $1.5 billion. The Fund focuses on value in its domestic investments and growth in its foreign investments. The Fund normally expects to invest approximately 40% to 60% of its assets outside the United States.

These Funds are intended primarily to serve as investment vehicles for institutional investors and high net worth individuals. The minimum initial investment in a Fund is $100,000, and the minimum for each subsequent investment in a Fund is $10,000. David L. Babson and Company Incorporated is the Funds' investment manager (the "Manager"). Babson-Stewart Ivory International serves as the subadvisor (the "Subadvisor") for the Global Small Capitalization Fund and is responsible for the Fund's international investments.

This Prospectus describes important information about the Funds. Please read it carefully and keep it for future reference.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE FUNDS OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                           PAGE
ABOUT THE FUNDS                                                               1

         DLB Fixed Income Fund                                                1

         DLB Value Fund                                                       4

         DLB Growth Fund                                                      7

         DLB Disciplined Growth Fund                                          8

         DLB Mid Capitalization Fund                                         10

         DLB Micro Capitalization Fund                                       13

         DLB Global Small Capitalization Fund                                15

         Fees and Expenses                                                   18

         Descriptions of Principal Investment Risks                          20

         Policies Applicable to the Funds                                    27


HOW THE FUNDS ARE MANAGED                                                    29

         The Manager                                                         29

         The Subadviser                                                      29

         Investment Advisory Fees                                            29

         Portfolio Managers                                                  30

         Certain Performance Information                                     31
            Related to other Accounts
            Managed by the Manager

INVESTING IN THE FUNDS                                                       33

         How to Open an Account                                              33

         How to Purchase Shares                                              34

         How to Sell Shares                                                  36

         How Share Price Is Determined                                       37

         Distribution and Service (Rule 12b-1) Plans                         38

DISTRIBUTIONS                                                                39

TAXES                                                                        40

FINANCIAL HIGHLIGHTS                                                         41

APPENDIX                                                                     49

ADDITIONAL INVESTMENT TECHNIQUES AND PRACTICES                               49


                                ABOUT THE FUNDS


  DLB FIXED INCOME FUND

INVESTMENT OBJECTIVE

         The investment objective of the DLB Fixed Income Fund (the "Fixed Income Fund") is to achieve a high level of current income consistent with preservation of capital through investment in a portfolio of fixed income securities.

PRINCIPAL INVESTMENT STRATEGIES

         Under normal circumstances, the Fund will invest substantially all of its total assets in fixed income securities. The Fund invests primarily in publicly traded, domestic fixed income securities, including U.S. Treasury and agency obligations, mortgage- and asset-backed securities, U.S. dollar-denominated bonds of foreign issuers and corporate debt securities. The Fund may invest in other fixed income securities, such as Rule 144A private placements and collateralized mortgage obligations.


         Maturity & Duration  The Fund generally will have an average dollar weighted portfolio maturity ranging from 5 to 12 years. The Fund generally will have a duration ranging from 3.5 to 7 years. The Fund's portfolio may include securities with maturities and durations outside these ranges.



         Portfolio Quality    The Fund will invest primarily in investment grade
                              fixed income securities or their equivalents as determined by the Manager. An investment grade security is any security that is rated investment grade at the time of purchase (i.e., at least Baa as determined by Moody's Investors Service, Inc., or BBB as determined by Standard & Poor's Corp.).




         Sector Allocation    The Manager allocates the Fund's assets among the
                              wide array of market sectors noted above based on its assessment of the relative value between the sectors.



         Security Selection   In picking individual fixed income securities of
                              non-governmental issuers, the Manager prefers companies that possess one or more of the following characteristics:



                                            *    Market share leader
                                            *    Strong discretionary cash flow
                                            *    Stable to growing earnings
                                            *    Conservative accounting
                                            *    Established management team
                                            *    Favorable capital structure
                                            *    Higher levels of tangible
                                                 fixed assets








                              The Manager will also use economic analysis, interest rate trends, supply and demand trends, and sector based credit quality ratios as factors when picking individual securities.

PRINCIPAL INVESTMENT RISKS

         Interest Rate Risk
         Credit Risk
         Allocation Risk
         Company Risk
         Market Risk
         Restricted Securities Risk
         Mortgage- and Asset-Backed Securities Risk
         Foreign Issuer Risk
         Non-Diversification Risk


         You will find a discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Description of Principal Investment Risks," beginning on page 20.


         There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

PAST PERFORMANCE


         The bar chart below provides an indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index. As with all mutual funds, past performance is not a prediction of future performance.


                                  [BAR CHART]

                                 1996 - 3.70%
                                 1997 - 9.03%
                                 1998 - 8.04%



BEST QUARTER: 3RD QUARTER 1998, +4.04%   WORST QUARTER: 1ST QUARTER 1996, -0.88%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)


                                                                                    SINCE INCEPTION
                                                           1 YEAR                   (July 25, 1995)
                                                           ------                   ---------------
  FIXED INCOME FUND                                        +8.04%                           +7.80%

  LEHMAN BROTHERS AGGREGATE BOND INDEX                     +8.68%                           +8.20%







                           DLB Fixed Income Fund  -2-

The LEHMAN BROTHERS AGGREGATE BOND INDEX, a broad-based index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Lehman Brothers Mortgage-Backed Securities Index and Lehman Brothers Asset-Backed Securities Index, represents an index of securities comparable to those in which the Fund invests.



Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.


                                                    DLB Fixed Income Fund - 3

                                 DLB VALUE FUND

INVESTMENT OBJECTIVE

         The investment objective of the DLB Value Fund (the "Value Fund") is long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.

PRINCIPAL INVESTMENT STRATEGIES

         Under normal circumstances, the Fund will invest substantially all of its total assets in common stocks.

         The Fund invests primarily in undervalued stocks of established companies. Ordinarily, these will be companies with large market capitalizations (generally $5 billion or greater), although the Fund may invest in companies with market capitalizations at the time of purchase of only $1 billion or greater. Securities purchased by the Fund ordinarily are listed on national securities exchanges or on the NASDAQ.


         The Manager will select securities for investment based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term. The Manager will invest in common stocks of companies with an earnings and dividend ranking of "B-" or better by Standard & Poor's, or a financial strength rating of "B" or better by Value Line, measured at the time of initial investment. (For a description of these ratings, see "Appendix Description of Stock Ratings" in the Fund's Statement of Additional Information.) The Fund may continue to hold, and even increase its investment in, securities that drop below these ratings after their initial purchase by the Fund.



         When investing the Fund's assets, the Manager strongly considers common stocks whose current prices do not adequately reflect, in its opinion, the true value of the underlying company in relation to earnings, dividends and/or assets. To find suitable investments, the Manager screens a broad universe of potential stocks using quantitative measures of valuation and earnings growth. After identifying inexpensive securities (determined on a relative, rather than an absolute, basis) that show signs of financial strength, the Manager concentrates on basic valuation measures, including price-to-earnings ratios, price-to-book ratios and current yields, to further narrow the field. The Manager then uses fundamental analysis, emphasizing an issuer's historic financial performance, balance sheet strength, management capability and competitive position. In addition, the Manager may employ company visits and interviews with competitors and suppliers.



         The Fund's valuation characteristics are expected under normal circumstances to be more favorable than those of the S&P 500 Index (i.e., lower price-to-earnings ratio, lower price-to-book ratio and higher gross yield).


PRINCIPAL INVESTMENT RISKS

         * Company Risk
         * Out-of-Favor Risk
         * Market Risk
         * Equity Securities Risk
         * Non-Diversification Risk
         * Allocation Risk

         You will find a discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Description of Principal Investment Risks," beginning on page 20.


         There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

PAST PERFORMANCE


         The bar chart below provides an indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index and to those of an index of securities comparable to those in which the Fund invest.

         As with all mutual funds, past performance is not a prediction of future performance.


                                 [BAR CHART]


                                 1996 - 23.99%
                                 1997 - 26.35%
                                 1998 -  5.25%

BEST QUARTER: 1ST QUARTER 1998, +13.55% WORST QUARTER: 3RD QUARTER 1998, -17.78%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)


                                                                                  SINCE INCEPTION
                                                       1 YEAR                     (July 25, 1995)
                                                       ------                     ---------------
VALUE FUND                                             +5.25%                         +17.98%

S&P 500 INDEX                                         +28.57%                         +28.29%

S&P BARRA LARGE CAP VALUE INDEX                       +14.67%                         +23.45%



                              DLB Value Fund  -5-

STANDARD & POOR'S 500 INDEX (S&P 500 INDEX) is a broad-based index of common stocks frequently used as a general measure of stock market performance.


The S&P BARRA LARGE CAP VALUE INDEX is an unmanaged index of those common stocks that have the lowest price-to-book ratios comprising half of the aggregate market capitalization of the S&P 500 Index.


Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.




                               DLB Value Fund - 6

                                 DLB GROWTH FUND

INVESTMENT OBJECTIVE

         The investment objective of the DLB Growth Fund (the "Growth Fund") is long-term capital appreciation and income through investment primarily in common stocks. Current yield is secondary to the long-term growth objective.

PRINCIPAL INVESTMENT STRATEGIES





         The Fund believes the true value of a company's stock is determined by its earning power, its dividend-paying ability and, in many cases, its assets. Consequently, the Fund will seek its objective by remaining substantially fully invested in the common stocks of progressive, well managed companies in growing industries that have demonstrated both a consistent and an above-average ability to increase their earnings and dividends and that have favorable prospects of sustaining such growth. The Fund's investable universe includes medium-to large-size companies. The Fund considers medium-size companies to be those with market capitalizations ranging from $1 billion to $10 billion and large-size companies to be those with market capitalizations over $10 billion.



         To find suitable investments, the Manager first uses database screening to narrow the Fund's investment universe, based on a company's historic level of revenue, cash flow and earnings growth. Next, the Manager uses a quantitative model to sort stocks based on revision to analysts' earnings estimates and valuation analysis, to identify, within this narrowed universe, companies with the strongest signs of earnings growth and the most attractive valuation. The Manager believes that revisions to analysts' earning estimates form trends that affect a stock's price. For example, rising earnings estimates generally reflect a potential share price increase. Valuation analysis helps to identify stocks with low relative price-to-earnings ratios, which, on average, tend to outperform stocks with higher price-to-earnings ratios. In the third and most important step of the process, the Manager conducts fundamental analysis on the top companies from the output of the earlier analyses, researching the companies and their managements, competitors and suppliers. As a result of this analysis, the Manager selects what it believes to be the best companies for the Fund's portfolio.


PRINCIPAL INVESTMENT RISKS

         * Company Risk
         * Market Risk
         * Equity Securities Risk
         * Non-Diversification Risk
         * Allocation Risk


         You will find a discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Description of Principal Investment Risks," beginning on page 20.


         There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

PAST PERFORMANCE


         Because the Fund is new, information on the Fund's performance is not provided in this section.

                           DLB DISCIPLINED GROWTH FUND

INVESTMENT OBJECTIVE

         The investment objective of the DLB Disciplined Growth Fund (the "Disciplined Growth Fund") is long-term capital appreciation. It uses a proprietary analysis of market factors to guide investment primarily in common stocks of companies with medium and large capitalizations. The DLB Disciplined Growth Fund was formerly known as the DLB Quantitative Equity Fund.

PRINCIPAL INVESTMENT STRATEGIES


         Under normal market conditions, the Fund will invest substantially all of its total assets in common stocks and other equity securities.



         The Manager believes that a disciplined investment strategy based predominately on quantitative factors can exploit systematic mispricings in the securities markets. The Manager seeks to exploit these mispricings by constructing a portfolio using a proprietary analytical model. This analytical model uses a two-part quantitative analysis, involving revisions to analysts' earnings estimates and valuation analysis, to identify, within this narrowed universe, companies with the strongest signs of earnings growth and the most attractive valuation. The Manager believes that revisions to analysts' earnings estimates form trends that affect a stock's price. For example, rising earnings estimates generally reflect a potential share price increase. Valuation analysis helps to identify stocks with low relative price-to-earnings ratios, which, on average, tend to outperform stocks with higher price-to-earnings ratios. The Manager then selects securities for the Fund based on these analyses, with weight also given to the impact of transaction costs and the portfolio's overall characteristics, including sector weightings, beta (volatility), market capitalization, yield and liquidity. The Fund's characteristics, such as capitalization, yield, sector weight and beta (volatility), are expected, under normal circumstances, to approximate those of the Russell 1000 Growth Index.


PRINCIPAL INVESTMENT RISKS

         * Company Risk
         * Small Company Risk
         * Market Risk
         * Equity Securities Risk
         * Non-Diversification Risk
         * Allocation Risk


         You will find a discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Description of Principal Investment Risks," beginning on page 20.


         There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

PAST PERFORMANCE

         The bar chart below provides an indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index and to those of an index of securities comparable to those in which the Fund invests. As with all mutual funds, past performance is not a prediction of future performance.




                                 [BAR CHART:]

                                 1997 - 32.23%
                                 1998 - 25.71%



BEST QUARTER: 4TH QUARTER 1998, +23.80% WORST QUARTER: 3RD QUARTER 1998, -15.77%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)

                                                             SINCE INCEPTION
                                          1 YEAR             (August 26, 1996)
                                          ------             -----------------
DISCIPLINED GROWTH FUND                   +25.71%                 +32.39%

S&P 500 INDEX                             +28.57%                 +30.96%

RUSSELL 1000 GROWTH INDEX                 +38.71%                 +34.96%



STANDARD & POOR'S 500 INDEX (S&P 500 INDEX) is a broad-based unmanaged index of common stocks frequently used as a general measure of stock market performance.



The RUSSELL 1000 GROWTH INDEX is an unmanaged index that contains those stocks with a greater than average growth orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth than the value universe.



Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.



                        DLB Disciplined Growth Fund - 9

                           DLB MID CAPITALIZATION FUND

INVESTMENT OBJECTIVE


         The investment objective of the DLB Mid Capitalization Fund (the "Mid Cap Fund") is long-term capital appreciation primarily through investment in small to medium-size companies. At the time of investment by the Fund, each of these companies will have a market capitalization between $400 million and $2 billion.


PRINCIPAL INVESTMENT STRATEGIES



         Market Capitalization: Under normal circumstances, the Fund will invest substantially all of its total assets in the common stocks of companies that have a market capitalization between $400 million and $2 billion at the time of investment. These companies are at the smaller end of the market capitalization spectrum for what the mutual fund industry typically considers to be mid cap companies. This spectrum generally extends up to $5 billion in market capitalization.



         Security Selection: In selecting securities for investment, the Manager strongly considers common stocks of those companies that satisfy the Fund's market capitalization criteria and whose current prices do not adequately reflect, in the Manager's opinion, the ongoing business value of the underlying companies.






         Using a core value investment strategy, the Manager finds companies that are out of favor with investors. The Fund's investment strategy focuses on bottom-up stock-picking using fundamental analysis, rather than market or economic forecasts. More specifically, the Fund invests in companies that the Manager believes possess the following characteristics:

                  * Strong financials
                  * Proven products or services
                  * Dominant market share
                  * Sustainable competitive advantage
                  * Attractive valuation
                  * Potential for improving margins
                  * Potential for accelerating earnings

PRINCIPAL INVESTMENT RISKS

         * Company Risk
         * Small Company Risk
         * Market Risk
         * Out-of-Favor Risk
         * Equity Securities Risk
         * Non-Diversification Risk
         * Allocation Risk


         You will find a discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Description of Principal Investment Risks," beginning on page 20.


         There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

PAST PERFORMANCE

         The bar chart below provides an indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual returns over time to those of two broad-based securities market indices. As with all mutual funds, past performance is not a prediction of future performance.



                                 [BAR CHART:]

                                 1996 - 14.75%
                                 1997 - 32.95%
                                 1998 -  8.63%


BEST QUARTER: 2ND QUARTER 1997, +14.69% WORST QUARTER: 3RD QUARTER 1998, -18.30%

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)


                                                                    SINCE INCEPTION
                                      1 YEAR                        (July 25, 1995)
                                      ------                        ---------------
MID CAP FUND                          -8.63%                            +12.79%

RUSSELL 2500 INDEX                    +0.39%                            +14.67%

RUSSELL 2000 INDEX                    -2.55%                            +12.43%




The RUSSELL 2500 INDEX is a broad-based index that consists of the bottom 500 securities in the Russell 1000 Index and all 2000 securities in the Russell 2000 Index, representing approximately 22% of the Russell 3000 total market capitalization. This index is a commonly used measure of the stock performance of small and medium-size companies in the United States.



The RUSSELL 2000 INDEX is a broad-based index that consists of the bottom 2000 securities in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. This index is a commonly used measure of the stock performance of small and medium-size companies in the United States.



Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.





                        DLB Mid Capitalization Fund -11-

                          DLB MICRO CAPITALIZATION FUND

INVESTMENT OBJECTIVE


         The investment objective of the DLB Micro Capitalization Fund (the "Micro Cap Fund") is long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Manager to be realistically valued.


PRINCIPAL INVESTMENT STRATEGIES

         Under normal circumstances, the Fund will invest substantially all of its total assets in common stocks. The Fund generally intends to invest in stocks of smaller companies with market capitalizations of $10 million to $250 million ("micro cap companies") at the time of purchase which are listed on a national or regional exchange or traded over-the-counter with prices quoted daily in the financial press. The Manager will select investments for the Fund based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term.


         The Manager believes that there are persistent stock price inefficiencies in the market for stocks of smaller companies. As a result of limited coverage and ownership, smaller company stocks frequently trade at significant discounts from their intrinsic value. The Manager will seek to identify companies that are mispriced as compared with their expected earnings stream.



         Although the Fund's investment process emphasizes fundamental analysis, the Manager first uses computer screening and industry sources to narrow the Fund's investment universe. The Manager screens these candidates by looking for further signs of quality and growth, such as revenue and earnings per share growth. The Manager then makes decisions using fundamental analysis on stocks that come through its initial screens, emphasizing an issuer's historic financial performance, balance sheet strength, management capability, profitability and competitive position. Specifically, the Manager looks for the following characteristics:


                  *   Sustainable competitive advantage
                  *   Strong management
                  *   Long product cycles
                  *   Pricing flexibility
                  *   Small size as a competitive advantage
                  *   High sustained return on investment
                  *   Attractive valuation
                  *   Above-average earnings per share growth

         Out of this analysis, the Manager selects what it believes to be the best companies for the Fund's portfolio.


         The Fund is designed to be an investment vehicle for that part of an investor's capital which can appropriately be exposed to above-average risk.

PRINCIPAL INVESTMENT RISKS

         * Company Risk
         * Small Company Risk
         * Emerging Growth Companies Risk
         * Market Risk
         * Equity Securities Risk
         * Non-Diversification Risk
         * Allocation Risk

         You will find a discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Description of Principal Investment Risks," beginning on page 20.

         There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.


PAST PERFORMANCE


         Because the Fund is new, information on the Fund's performance is not provided in this section.




                       DLB Micro Capitalization Fund -13-

                      DLB GLOBAL SMALL CAPITALIZATION FUND

INVESTMENT OBJECTIVE

         The investment objective of the DLB Global Small Capitalization Fund (the "Global Small Cap Fund") is long-term capital appreciation through investment primarily in common stocks of foreign and domestic companies with market capitalizations at the time of purchase of up to $1.5 billion ("small cap companies").

PRINCIPAL INVESTMENT STRATEGIES

         Under normal circumstances, the Fund will invest substantially all of its total assets in common stocks of domestic and foreign small cap companies. The Fund normally expects to invest approximately 40% to 60% of its assets outside of the United States and the remaining 60% to 40% of its assets inside the United States.

         The Manager is responsible for the Fund's domestic investments, while the Subadvisor, Babson-Stewart, Ivory International, is responsible for the Fund's international investments. The Fund will invest only in exchange-traded securities and securities traded through established over-the-counter trading systems that the Manager or the Subadvisor believes provide comparable liquidity to exchange-traded securities. The Fund may invest up to 15% of its assets in the emerging markets in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former Soviet Union) and Africa.

         The Manager selects domestic investments for the Fund generally based on value factors, while the Subadvisor selects foreign investments for the Fund generally based on growth factors.

         Domestic Investments:      To select domestic stocks for the Fund, the
                                    Manager seeks small cap companies that are out of favor with investors. The Fund's domestic investment strategy focuses on bottom-up stock-picking, using fundamental analysis rather than making market or economic forecasts. More specifically, the
                                    Fund invests in companies that the Manager believes possess the following characteristics:

                                    * Strong financials
                                    * Proven track record
                                    * Dominant market share
                                    * Sustainable competitive advantage
                                    * Attractive valuation
                                    * Potential for improving margins
                                    * Potential for accelerating earnings

         Foreign Investments:       For the Fund's overseas investments, the
                                    Subadvisor, using a bottom-up stock
                                    selection strategy, focuses on companies with high growth potential. Fundamental analysis identifies companies with above-average earnings growth, high profitability and cash flow and strong management. To find attractive prospects, the Subadvisor uses in-depth financial analysis and on-site visits, in addition to evaluating currency and political issues that might impact a company's profitability. While growth is the primary focus of the Fund's international investments, the Subadvisor also looks to valuation measures, such as price-to-earnings and price-to-book ratios, to make sure that a stock is reasonably priced before buying it for the Fund.

PRINCIPAL INVESTMENT RISKS

       * Company Risk
       * Small Company Risk
       * Emerging Growth Companies Risk
       * Foreign Issuer Risk
       * Foreign Currency Risk
       * Foreign Emerging Markets Risk
       * Out-of-Favor Risk
       * Market Risk
       * Equity Securities Risk
       * Non-Diversification Risk
       * Allocation Risk



         You will find a discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Description of Principal Investment Risks," beginning on page 20.


         There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager and Subadvisor, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

PAST PERFORMANCE


         The bar chart below provides an indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of two broad-based securities market indices and to those of an index of securities comparable to those in which the Fund invests. As with all mutual funds, past performance is not a prediction of future performance.


                                  [BARCHART:]
                                  1996 - 9.85%
                                  1997 - 4.66%
                                  1998 - 3.73%


BEST QUARTER: 4TH QUARTER 1998, +13.28% WORST QUARTER: 3RD QUARTER 1998, -17.24%





DLB Global Small Capitalization Fund -15-

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)



                                                                         SINCE INCEPTION
                                                   1 YEAR                (July 19, 1995)
GLOBAL SMALL CAP FUND                              +3.73%                     +6.35%

SALOMON BROTHERS EMI, EX-U.S.                      +12.15%                    +3.18%

RUSSELL 2500 INDEX                                 +0.39%                    +14.66%

COMBINED INDEX                                     +6.53%                    +11.62%



The SALOMON BROTHERS EXTENDED MARKET INDEX (EMI), EX-U.S., is a broad-based index that represents the bottom 20% of the cumulative available market capital of the Salomon Brothers Broad Market Index outside the United States. The Salomon Brothers Broad Market Index fully represents the universe of institutionally available global stocks. All companies with an available market capitalization of greater than US $100 million are included in the index.

The RUSSELL 2500 INDEX is a broad-based index that consists of the bottom 500 securities in the Russell 1000 Index and all 2000 securities in the Russell 2000 Index, representing approximately 22% of the Russell 3000 total market capitalization. This index is a commonly used measure of medium and small stock performance in the United States.

The COMBINED INDEX is a composite of the Salomon Brothers EMI, ex-U.S. Index, and the Russell 2500 Index, weighted in each (monthly) period to reflect the proportions of the Fund's assets invested in international and domestic securities, respectively, during the period. The Fund calculates the Combined Index solely for the purpose of presenting an "index" that resembles the Fund's mix of domestic and foreign investments.

Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.



DLB Global Small Capitalization Fund -16-

                                FEES AND EXPENSES



As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest. The fee table shown below is meant to assist you in understanding these fees and expenses.



      Annual Fund Operating Expenses Expressed as a Percentage of Average
         Daily Net Assets (Expenses that are deducted from Fund assets)




                                   FIXED                               DISCIPLINED                 MICRO         GLOBAL
                                   INCOME       VALUE       GROWTH        GROWTH     MID CAP        CAP           SMALL
                                    FUND        FUND         FUND          FUND        FUND         FUND        CAP FUND
   Management Fees                 0.40%        0.55%       0.55%         0.75%         0.60%        1.00%         1.00%
   Distribution and/or Service      None        None         None          None         None          None         None
          (12b-1) Fees (a)
   Other Expenses (b)              0.40%        0.20%       0.40%         0.39%         0.42%      1.06% (d)       1.00%

TOTAL ANNUAL FUND
OPERATING EXPENSES                 0.80%        0.75%       0.95%         1.14%         1.02%        2.06%         2.00%

Fee Waiver                         0.25%        None(e)     0.15%         0.24%         0.12%        0.76%         0.50%
Net Expenses(c)                    0.55%        0.80%       0.80%         0.90%         0.90%        1.30%         1.50%



      (a) The Funds have adopted distribution and services plans pursuant to Rule 12b-1 that permit payments by each Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. The Trustees, however, have no intention of implementing the plans during the Funds' current fiscal year. See "Investing in the Funds --Distribution and Service (12b-1) Plans."

      (b) "Other Expenses" include accounting and audit fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to the DLB Fund Group's independent Trustees.

      (c) The Manager has contractually agreed with each Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses--, other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes--, would otherwise exceed the percentages of the Fund's average daily net assets noted in the bottom line of the chart. Therefore, Net Expenses represents, for each Fund, the highest fee that you will pay on an investment in that Fund. The Manager's fee waiver and expense limitation agreement with the Funds cannot be unilaterally terminated by the Manager during the Funds 1999 fiscal year.

      (d) "Other Expenses" for the Micro Cap Fund are based on estimated amounts for the current fiscal year.

      (e) Note that the actual Total Annual Fund Operating
          Expenses of the Value Fund for fiscal year 1998 (0.75%) were less than the Net Expenses (0.80%) allowable under the fee waiver and expense limitation reimbursement agreement between the Manager and the Fund as currently in effect.




EXAMPLES. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each of the Funds for the time periods indicated, that your investment earns a 5% return each year and that each Fund's operating expenses remain the same. Since the Funds do not impose any shareholder fees, the figures shown would be the same whether or not you redeemed your shares at the end of a period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                1 Year       3 Years       5 Years       10 Years
                                ------       -------       -------       --------
Fixed Income Fund               $ 56         $231          $  421        $  969
Value Fund                      $ 77         $241          $  418        $  933
Growth Fund                     $ 82         $289          $  513        $1,157
Disciplined Growth Fund         $ 92         $340          $  607        $1,370
Mid Cap Fund                    $ 92         $314          $  554        $1,242
Micro Cap Fund                  $133         $577             (a)           (a)
Global Small Cap Fund           $154         $584          $1,040        $2,304




         (a) Because the Micro Cap Fund is new, information on the cost of investing in the Micro Cap Fund is provided only for periods of 1 and 3 years.



                             Fees and Expenses -17-






                   DESCRIPTIONS OF PRINCIPAL INVESTMENT RISKS


         This section explains the principal investment risks associated with investments in the Funds. These risks are the primary reasons for possible decreases in the value of investments in the Funds. The Fund summaries, on pages 1 to 17, identify which of these risks apply to each Fund. The types of risks and the extent to which they affect the value of investments in the Funds may change over time, particularly as the types of investments made by the Funds change.


ALLOCATION RISK

         The Manager will use its judgment when allocating the Fixed Income Fund's investments among various segments of the fixed income markets. The Manager may miss attractive investment opportunities by underweighting markets where there are significant returns. The Fixed Income Fund could lose value if the Manager overweights markets where there are significant declines.


         With regard to all of the Funds, the Manager - and, in the case of the Global Small Cap Fund, the Subadvisor - has discretion to determine the investments made by a Fund. The Past Performance sections in the Fund summaries present index performance results for purposes of comparison, but no Fund is managed with the goal of mirroring the securities of any particular index. A Fund's investment style (e.g., value or growth) may result in that Fund being overweighted or underweighted compared with industry sectors in the index and may result in that Fund holding securities within a particular sector that are different from the securities included in the index for that sector. Thus, a Fund's returns may vary substantially from the performance of the index with which it is compared.



     Applies to: All Funds


COMPANY RISK


         A company's economic condition influences the prices of its securities. The price of any security held by any Fund may rise or fall for a number of reasons, including but not limited to the following:


                  * management decisions
                  * changes in management
                  * changing demand for the company's goods or services
                  * changes in or differences between actual and anticipated earnings
                  * the potential for takeovers and acquisitions
                  * increased production costs
                  * stricter government regulation
                  * a rating agency downgrade


     Applies to: All Funds


CREDIT RISK

         The issuer of a fixed income security may not be able to pay principal and/or interest when due. The value of a fixed income security generally will fall if the issuer fails to pay principal or interest when due, a rating agency downgrades the issuer or other information negatively influences the market's perceptions of the issuer's credit risk.

         Certain lower-rated investment grade fixed income securities and comparable unrated securities in which a Fund may invest have speculative characteristics. Changes in economic conditions or adverse developments affecting particular companies or industries are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities.


         As explained in the section entitled "Policies Applicable to the Funds," the Fixed Income Fund may hold up to 5% of its assets in non-investment grade securities. Lower quality debt instruments involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower quality securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities because these developments are perceived to have a more direct relationship to the ability of an issuer of lower quality securities to meet its ongoing debt obligations.



     Applies to: Fixed Income Fund


EMERGING GROWTH COMPANIES RISK

         Investments in emerging growth companies may exhibit more abrupt or erratic market movements because they may have the following characteristics:


                  * limited product lines, markets and financial resources,
                    including access to capital
                  * management by one or a few key individuals
                  * securities that are less liquid and fewer in number
                  * securities that trade less frequently and in limited volume
                  * shorter operating histories
                  * less experienced management


These characteristics may cause the securities of emerging growth companies to suffer steeper than average price declines after disappointing earnings reports and to be more difficult to sell at satisfactory prices.



Applies to: Micro Cap Fund, Global Small Cap Fund

EQUITY SECURITIES RISK


         All of the Funds except the Fixed Income Fund invest primarily in common stocks. Common stocks are securities that represent an ownership interest (or the right to acquire an ownership interest) in a company. Although these types of securities offer greater potential for long-term growth, they are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Fund may sometimes decrease.



Applies to: All Funds Except Fixed Income Fund


FOREIGN CURRENCY RISK

         Investments in securities denominated in foreign currencies are at times more volatile than investments in securities denominated in U.S. dollars. These securities involve the risk that their values, in terms of U.S. dollars, may fluctuate without any change in the inherent value of the securities due to changes in the currency exchange rate. In addition, certain foreign countries present the risk that they may impose currency exchange controls.

         As of January 1, 1999, many European countries adopted a single European currency, the "euro." At this time, the consequences of the adoption of the new currency on foreign exchange rates, interest rates and the values of European securities remain unclear. The consequences of adopting the euro may adversely impact the value and/or volatility of securities held by the Global Small Cap Fund.


Applies to: Global Small Cap Fund


FOREIGN ISSUER RISK

         Investments in the securities of foreign companies and securities traded primarily in foreign markets are generally less liquid and at times more volatile than investments in the securities of domestic companies and securities traded in domestic markets. They also involve a variety of special risks, including risks of:

                  * less rigorous accounting, auditing and financial reporting standards than are customary in the United States
                  *   adverse political or regulatory developments
                  *   higher trading and settlement costs
                  *   limited public information
                  *   limited, slower or more costly legal remedies
                  *   special tax considerations


         If a Fund concentrates a substantial amount of its assets in issuers located in a single country or a limited number of countries, it assumes the risk that economic, political and social conditions in that country or those countries will have a significant impact on its investment performance.



FOREIGN EMERGING MARKETS RISK



         In addition, beyond the general risks associated with any foreign investment, certain foreign countries present the following risks:


                  * expropriation of assets
                  * imposition of currency exchange controls
                  * confiscatory taxation
                  * limitations on investments in certain issuers in those
                    countries
                  * limitations on expatriation of cash and/or assets
                  * political or financial instability
                  * adverse diplomatic developments


This set of risks represents the risks generally associated with "emerging markets." Emerging markets are those countries in the initial stages of their industrialization cycles with low per capita income. Emerging markets have demonstrated greater volatility than the markets of developed countries with economies that are more mature.


         If a Fund concentrates a substantial amount of its assets in issuers located in a single country or a limited number of countries, it assumes the risk that economic, political and social conditions in that country or those countries will have a significant impact on its investment performance. Investment in certain foreign countries or emerging markets may exacerbate this risk.


Applies to: Global Small Cap Fund




Description of Principal Investment Risks -18-

INTEREST RATE RISK

         The values of fixed income securities, such as bonds, notes and asset-backed securities, generally vary inversely to changes in prevailing interest rates. For example, when interest rates rise, the values of fixed income securities tend to fall. This risk is generally greater for securities with longer maturities and durations. Fluctuations in the values of fixed income securities held by a Fund will not affect the income paid by the Fund but will affect the value of the Fund's shares.

         Interest rate risk will have a greater influence on the price of a fixed income security if the security has a longer maturity or duration. Fixed income securities with longer maturities or durations therefore are more volatile than fixed income securities with shorter maturities or durations. The average maturity of a Fund's fixed income investments will affect the volatility of the Fund's share price.


Applies to: Fixed Income Fund


MARKET RISK


         The value of the securities held by the Funds may fall due to changing economic, political or market conditions, the general outlook for corporate earnings, changing interest rates, investor sentiment or disappointing earnings results.



Applies to: All Funds


MORTGAGE- AND ASSET-BACKED SECURITIES RISK

         CREDIT RISK

         As with fixed income securities generally, mortgage- and asset-backed securities present the risk that the issuer will default on principal and interest payments. The U.S. Government or its agencies guarantees the payment of principal and interest on some mortgage-backed securities, but in other cases it may be difficult to enforce rights against the assets underlying other mortgage- and asset-backed securities when an issuer defaults. Nevertheless, insurance or other forms of guarantee may support mortgage- and asset-backed securities issued by private lending institutions or other financial intermediaries.

         MATURITY RISK

         Mortgage-Backed Securities: A mortgage-backed security matures when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates change.


                  * When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased prepayment rate on a Fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Fund. In addition, because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as those of other fixed income securities when interest rates fall. Furthermore, increased prepayments may need to be reinvested, in turn, at lower interest rates.


                  * When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased prepayment rate lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.


         Collateralized Mortgage Obligations: Collateralized mortgage obligations (CMOs) are a type of mortgage-backed security. CMOs are issued in separate classes with different expected maturities. As its underlying mortgage pool experiences prepayments, a CMO pays off investors in classes in accordance with the CMO's governing instrument (generally, the CMO first pays investors who have purchased classes with shorter expected maturities). By investing in CMOs, a Fund may better manage the prepayment risk of mortgage-backed securities. However, unanticipated prepayments may cause the actual maturity of a CMO to be substantially shorter than its expected maturity, and prepayments at levels lower than expected may cause the actual maturity of a CMO to be longer than its expected maturity. These changes in a CMO's maturity could result in declines in the CMO's value.


         Asset-Backed Securities: Asset-backed securities are securities that are backed by pools of obligations, such as pools of automobile loans, educational loans and credit card receivables, both secured and unsecured. Asset-backed securities have prepayment risks similar to those of mortgage-backed securities. However, the levels of principal



Description of Principal Investment Risks -19-prepayment tend not to vary much with interest rates, and the short-term nature of the assets underlying asset-backed securities tends to dampen the impact of changes in the levels of prepayment. In addition, the following may cause holders of asset-backed securities to experience delays in payment on the securities, which may result in losses to a Fund holding the securities:


                  * unanticipated legal or administrative costs of enforcing the contracts on the assets
                  * depreciation of the collateral securing the contracts
                  * damage to or destruction of the collateral securing the
                    contracts


Applies to: Fixed Income Fund


NON-DIVERSIFICATION RISK

         Each Fund is non-diversified, which means that it may invest a relatively high percentage of its assets in the securities of relatively few issuers. Investment in the securities of a limited number of issuers may increase the risk of loss to a Fund should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund therefore entails greater risks than investment in a diversified fund. Given that the Funds are not diversified, no Fund is intended to be a complete investment program.


Applies to: All Funds


OUT-OF-FAVOR RISK


         There are risks in investing in unpopular stocks. The factors causing a stock's unpopularity may continue longer than expected or may worsen. These factors may range from a drop in earnings expectations to a major business problem. As a result, the stock's value may drop, or it may not appreciate as the Manager expected.



         Furthermore, unpopular stocks involve the risk that the financial markets do not follow the company. Therefore, even if a company experiences improved performance, the price of the company's stock may not rise in conjunction with the improvement in performance. Thus, the stock's value may not appreciate as the Manager expects.



Applies to: Value Fund, Mid Cap Fund, Global Small Cap Fund


RESTRICTED SECURITIES RISK


         Securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), including securities issued in accordance with Rule 144A under the 1933 Act ("Rule 144A securities"), present certain risks. Investments in Rule 144A securities could cause the liquidity of a Fund to decrease if the market's interest for those securities decreases, particularly because this market is limited to investors known as "qualified institutional buyers." Under such conditions, a Fund may not be able to sell those securities when it wants to, and a Fund may have to sell those securities at an unsatisfactory price. Market quotations may be less readily available for Rule 144A securities, and thus judgment may play a greater role in the valuation of these securities than it would in the valuation of unrestricted securities.


Applies to: Fixed Income Fund



SMALL COMPANY RISK

         The securities of mid cap, small cap and micro cap companies may change in value more than those of larger, more established companies because mid cap, small cap and micro cap companies are more likely to:

                  * depend upon a single proprietary product or market niche,
                  * have limited product lines, markets or financial resources,
                  * depend on a limited management group,
                  * have fewer, less liquid securities outstanding, and
                  * have securities that trade less frequently and in limited volume.

In general, the securities of mid cap, small cap and micro cap companies are more sensitive to purchase and sale transactions. Therefore, the prices of those securities tend to be more volatile than the prices of securities of larger companies.


         In many instances, the securities of mid cap, small cap and micro cap companies are traded only over-the-counter or on a regional securities exchange. Furthermore, the frequency and volume of their trading are substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When disposing of these securities, a Fund may have to sell at discounts from quoted prices, settle for a less than satisfactory price, or make a series of small sales over an extended period of time.


Applies to: Disciplined Growth Fund, Mid Cap Fund, Micro Cap Fund, Global Small Cap Fund




Description of Principal Investment Risks -20-

                        POLICIES APPLICABLE TO THE FUNDS

         CASH RESERVES. Each Fund generally intends to stay fully invested in the types of securities that represent its principal investment strategies. However, each Fund may hold a portion of its assets in cash, money market instruments or other high-quality short-term debt obligations readily changeable to cash, such as treasury bills, commercial paper or repurchase agreements, at the discretion of the Manager and/or Subadvisor to provide for expenses and anticipated redemption payments and to carry out an orderly investment program in accordance with the Fund's investment policies.


         CHANGE IN CAPITALIZATION/CHANGE IN CREDIT RATING. At the time of making an investment, the principal investment strategies of the Value Fund, the Mid Cap Fund, the Micro Cap Fund and the Global Small Cap Fund limit investments by those Funds to issuers that meet certain market capitalization requirements. For example, the Micro Cap Fund may invest only in companies that have market capitalizations at the time of investment between $10 million and $250 million. However, once the initial investment has complied with the market capitalization requirements, the Fund may continue to hold, and may even add to its holdings of, securities of companies whose market capitalizations later transgress the specified maximum (or minimum) capitalization. Thus, for instance, the Micro Cap Fund does not have to sell, and may hold or add to its holdings of, the securities of an issuer even if that issuer's market capitalization increases above $250 million after the Fund makes its investment in the issuer.

         Similarly, the Fixed Income Fund may hold securities that lose investment grade quality after the Fund's investment in those securities if, in the opinion of the Manager, the investment remains appropriate under the circumstances. If at any time, however, more than 5% of the Fixed Income Fund's assets are below investment grade quality, the Manager will dispose of such securities as are necessary to reduce the holdings to 5% or less.


         CHANGES TO INVESTMENT OBJECTIVES. Except for policies identified as "fundamental" in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of each Fund without shareholder approval. Any such change may result in a Fund having an investment objective and policies different from the objective and policies which you considered appropriate when you invested in the Fund. A Fund will notify you of any changes in its investment objective or policies through a revised prospectus or other written communication.

PRIMARY INVESTMENTS

         Under normal circumstances, each Fund will invest not less than 65% of its assets in the types of securities listed below:

Name of Fund                         Type of Securities
------------                         ------------------
Fixed Income Fund                    Fixed income securities
Value Fund                           Common stocks
Growth Fund                          Common stocks
Disciplined Growth Fund              Common stocks and other equity securities
MidCap Fund                          Common stocks of companies that have a
                                      market capitalization between $400 million
                                      and $2 billion at the time of purchase
MicroCap Fund                        Common stocks

Global Small Cap Fund                Common stocks of domestic and foreign
                                      companies with market capitalization at
                                      the time of investment by the Fund of up to $1.5 billion.



         TEMPORARY DEFENSIVE POSITION. The Growth Fund may from time to time, take temporary defensive positions in securities convertible into common stock, preferred stock, high grade bonds or other defensive issues in attempting to respond to adverse market, economic, political, or other conditions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.




         YEAR 2000 ISSUE. Like other businesses and governments around the world, the Funds could be adversely affected if the computer systems used by their service providers, the companies with which they do business, and the companies in which they invest have problems processing date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 issue."


         The Funds, which have no application systems of their own, are working diligently with their service providers (including the Manager, the Subadvisor and Investors Bank & Trust Company, the Funds' custodian and transfer agent) to identify and remedy any Year 2000 issues. Furthermore, the Manager and Subadvisor consider a company's efforts to address the Year 2000 issue as a factor when making investment decisions for the Funds. The Funds do not anticipate that the Year 2000 issue will have a significant negative effect on an investment in any Fund. However, the Funds can give no assurance that their actions and those of their service providers will preclude all significant negative effects.


     Policies Applicable to the Funds -21-

                            HOW THE FUNDS ARE MANAGED

THE MANAGER


Each Fund is advised and managed by its Manager, David L. Babson and Company Incorporated. Founded in 1940, the Manager provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. As of December 31, 1998, the Manager had over $21 billion in assets under management. The Manager is located at One Memorial Drive, Cambridge, Massachusetts 02142.



Under separate Management Contracts relating to each Fund, the Manager selects and reviews each Fund's investments and provides executive and other personnel for the management of The DLB Fund Group. The Manager carries out its duties subject to the policies adopted by The DLB Fund Group's Board of Trustees.


THE SUBADVISOR


The Manager employs at its own expense the Subadvisor, Babson-Stewart Ivory International, to manage the international component of the Global Small Cap Fund's portfolio. The Subadvisor was established in 1987 and is a general partnership owned 50% by the Manager and 50% by Stewart-Ivory & Company (International) Limited ("Stewart Ivory"), an indirect wholly owned subsidiary of Stewart Ivory (Holdings) Ltd., which is controlled by its executives. Stewart Ivory and its predecessor organizations have been managing investments internationally from Edinburgh since 1873. The Subadvisor provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. The Subadvisor is located at One Memorial Drive, Cambridge, Massachusetts 02142.


INVESTMENT ADVISORY FEES

For the fiscal year ended December 31, 1998, each Fund paid the Manager an investment management fee as follows:


                                                     MANAGEMENT FEE
                                                     (AS A % OF AVERAGE
NAME OF FUND                                         DAILY NET ASSETS)
Fixed Income Fund                                            0.40%
Value Fund                                                   0.55
Growth Fund (annualized)                                     0.55
Disciplined Growth Fund                                      0.75
Mid Cap Fund                                                 0.60
Micro Cap Fund (annualized)                                  1.00
Global Small Cap Fund                                        1.00



The fees shown above do not reflect the Manager's partial waiver of its management fee in 1998, as the Manager does not intend to waive any of its management fees in 1999. However, the Manager has contractually agreed to limit each Fund's total expenses for the current fiscal year as described in the section entitled "Fees and Expenses."

PORTFOLIO MANAGERS

FUND                   PORTFOLIO MANAGER

FIXED INCOME           Edward L. Martin, Executive Vice President and Director
FUND                   of the Manager, is primarily responsible for the
                       day-to-day management of the Fixed Income Fund. Mr.
                       Martin, who has 23 years of investment experience, has been employed by the Manager in portfolio management for over 14 years. He has managed the Fund since its inception. Mr. Martin is assisted in the day-to-day management of the Fund by a team of investment professionals at the Manager.

Value Fund             Roland W. Whitridge, Senior Vice President and Director
                       of the Manager, is primarily responsible for the day-to-day management of the Value Fund. Mr. Whitridge, who has 33 years of investment experience, has been employed by the Manager in portfolio management for over 24 years. He has managed the Fund since its inception.
                       Mr. Whitridge is assisted in the day-to day management of the Fund by a team of investment professionals at the Manager.


GROWTH FUND            James B. Gribbell, Senior Vice President of the Manager,
                       is primarily responsible for the day-to-day management of the Growth Fund. Mr. Gribbell, a Chartered Financial
                       Analyst with 10 years of investment experience, has been employed by the Manager in portfolio management for over 5 years. He has managed the Fund since its inception. Mr.
                       Gribbell is assisted in the day-to-day management of the Fund by Mathews Cherian.



Disciplined            Michael Caplan, Senior Vice President of the Manager, is
Growth Fund            primarily responsible for the day-to-day management of
                       the Disciplined Growth Fund. Mr. Caplan, who has 13 years of investment experience, has managed the Fund since its inception. Mr. Caplan has been employed by the Manager
                       (and a company which merged into the Manager) since 1995, prior to which he was employed as a portfolio manager by State Street Global Advisors. Mr. Caplan is assisted in the day- to-day management of the Fund by Kathleen
                       Golden.



MID CAP FUND           Dennis J. Scannell, Senior Vice President of the Manager,
                       is primarily responsible for the day-to-day management of the Mid Cap Fund. Mr. Scannell, who has 14 years of investment experience, has been employed by the Manager in portfolio management for over 5 years. He has managed the Fund since August 1998. Mr. Scannell is assisted in the day-to-day management of the Fund by a team of investment professionals at the Manager.




MICRO CAP FUND         PAUL S. SZCZYGIEL, Senior Vice President of the Manager,
                       is primarily responsible for the day-to-day management of the Micro Cap Fund. Mr. Szczygiel, a Chartered Financial
                       Analyst with over 14 years of investment experience, has managed the Fund since its inception. Mr. Szczygiel has been employed by the Manager (and a company which merged into the Manager) in portfolio management since 1994, prior to which he was an Associate Director at Bear
                       Stearns. Mr. Szczygiel is assisted in the day-to-day management of the Fund by a team of investment professionals at the Manager.




GLOBAL SMALL           DENNIS J. SCANNELL, Senior Vice President of the Manager,
CAP FUND               and JAMES W. BURNS and JOHN G.L. WRIGHT, each Managing
                       Directors of the Subadvisor, are primarily responsible for the day-to-day management of the Global Small Cap
                       Fund. Mr. Scannell, who has 14 years of investment experience, has been employed by the Manager in portfolio management for over 5 years. He has managed the Fund's domestic investments since August 1998. Mr. Scannell is assisted in the day-to- day management of the Fund's domestic investments by a team of investment professionals at the Manager.

                       Mr. Wright, who has been employed by the Subadviser for over 27 years, and Mr. Burns, who has been employed by the Subadviser for over 8 years, have each been responsible for management of the Fund's international investments since its inception. They are assisted by a team of investment professionals who have responsibilities for specific countries.

CERTAIN PERFORMANCE INFORMATION RELATED TO OTHER ACCOUNTS MANAGED BY THE MANAGER

The information presented below provides related performance information which may be useful to consider before investing in the Growth Fund or the Micro Cap Fund. THE QUOTED PERFORMANCE DATA BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE GROWTH FUND OR THE MICRO CAP FUND AND SHOULD NOT BE INTERPRETED AS BEING INDICATIVE OF THE PAST OR FUTURE PERFORMANCE OF THOSE FUNDS. The expenses, timing of purchase and sales of portfolio securities, availability of cash flows, brokerage commissions, portfolio composition and investment policies of the Growth and Micro Cap Funds, as well as any changes in market conditions, are all reasons that the performance results of those Funds may vary from the related performance results shown below.


GROWTH

In addition to serving as investment advisor to The DLB Fund Group, the Manager has also served as the investment subadvisor to the Babson Growth Fund, a registered investment company, since its inception. The performance information presented below represents the average annual total returns (after deduction of expenses) of the Babson Growth Fund for the one-, three-, five- and ten-year periods ended December 31, 1998.

James B. Gribbell, the individual primarily responsible for the day-to-day management of the Growth Fund, has been the individual primarily responsible for the day-to-day management of the Babson Growth Fund since January 1, 1996. From 1993 to 1995, Mr. Gribbell was the assistant portfolio manager of the Babson Growth Fund.



                                1 Year   3 Years   5 Years   10 Years
                                ------   -------   -------   --------
Babson Growth Fund*             32.24%    27.27%    21.92%    16.28%
Russell 1000 Growth Index**     38.71%    30.62%    25.70%    20.57%
                               -------   -------    ------    ------


*  As of December 31, 1998, the Babson Growth Fund had $512 million in assets.

** The RUSSELL 1000 GROWTH INDEX is an unmanaged index that contains those Russell 1000 Index securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth than the value universe.


MICRO CAP In addition to serving as investment advisor to The DLB Fund Group, the Manager has also served since May 1, 1994, as the investment manager of other private accounts that have investment objectives, policies and strategies that are substantially similar (although not necessarily identical) to those of the Micro Cap Fund (collectively, the "Micro Cap Accounts"). The performance information shown below, which represents the average annual total returns for the one- and three-year and since inception periods ended December 31, 1998, is based on a composite of the Micro Cap Accounts, which has been adjusted to give effect to the estimated fees and expenses of the Micro Cap Fund (without giving effect to any expense waivers or reimbursements) during the 1999 fiscal year. The performance of the composite shown below has been calculated in accordance with standards established by the Association for Investment Management and Research. The performance represents total return, which includes capital appreciation and income.



Unlike the Micro Cap Fund, the Micro Cap Accounts include accounts that were not registered under the Investment Company Act of 1940 and therefore were not subject to certain investment limitations, diversification requirements, and other restrictions imposed by that Act. In addition, the Micro Cap Accounts include accounts that were not subject to Subchapter M of the Internal Revenue Code, which imposes certain limitations on the investment operations of the Fund. If the Micro Cap Accounts had all been registered under the 1940 Act, and subject to Subchapter M of the Code, their performance might have been adversely affected.



Paul S. Szczygiel, the individual primarily responsible for the day-to-day management of the Micro Cap Fund, has been the individual primarily responsible for the day-to-day management of the Micro Cap Accounts since the inception of those accounts on May 1, 1994.




                                                    Since
                                                  Inception
                          1 Year      3 Years      (5/1/94)
                          ------      -------     ---------
Micro Cap Accounts*       -3.74%       30.38%       28.41%
Russell 2000 Index**      -2.55%       11.58%       18.27%



* As of December 31, 1998, the composite had 4 accounts totaling $28.5 million in assets.

** THE RUSSELL 2000 INDEX is an unmanaged index that consists of the bottom 2,000 securities in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. This index is a commonly used measure of the stock performance of small and medium-size companies in the United States.

                             INVESTING IN THE FUNDS

HOW TO OPEN AN ACCOUNT


Before investing in a Fund you will need to open an account with The DLB Fund Group. You can open an account by completing and returning to The DLB Fund Group a signed account application. Account applications are available from The DLB Fund Group, whose address and toll free number are provided on the back of this Prospectus.



When completing the application, please be sure to provide your social security number or taxpayer identification number on the application and designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts or any change in the accounts originally designated must be made by you in writing, with the signature medallion guaranteed by a commercial bank, a member firm of a domestic securities exchange or one of certain other financial institutions.

HOW TO PURCHASE SHARES



You may purchase shares of each Fund directly from The DLB Fund Group on any day when the NYSE is open for business. The NYSE is closed on weekend days, national holidays and Good Friday. Before placing an order for Fund shares, you should call the Manager at 1-888-722-2766, Attn:



Maureen M. Bates.



The purchase price of a share of the Fund is the net asset value next determined after your purchase order is received in good order. In most cases, if the Funds' Transfer Agent, Investors Bank & Trust Company ("IBT"), does not receive the consideration before the relevant deadline, The DLB Fund Group will not consider the purchase to be in good order. This means that you must resubmit the purchase order and consideration on the following business day, unless IBT can credit the consideration to the account of a specific Fund. The Funds do not impose a sales charge on purchases.




MINIMUM INVESTMENT. The minimum initial investment in a Fund is $100,000, and the minimum for each subsequent investment is $10,000. If you open multiple accounts with The DLB Fund Group, you may aggregate your investments in the Funds to satisfy the minimum investment requirement. You may also satisfy the minimum initial investment requirement by making an initial investment of at least $25,000 in a Fund and investing the remainder of the $100,000 minimum initial investment within 12 months.


PURCHASES.  You may purchase shares of a Fund utilizing the following methods:

         -> CASH (by wire transfer only). You must transmit all federal funds to IBT to Account No. 777777722 for the account of the specific Fund. ("Federal funds" are monies credited to IBT's account with the Federal Reserve Bank of Boston.) The deadline for wiring federal funds is 2:00 p.m. Eastern time.


         -> SECURITIES (only by transferring common stocks on deposit at The Depository Trust Company ("DTC") or appropriate fixed income securities, which the Manager has determined are acceptable). In the case of an investment in-kind, you must place your securities on deposit at DTC by 4:00 p.m. Eastern time, the deadline for transferring those securities to the account designated by the custodian for the Funds (IBT).



                  The Manager will not accept securities, in exchange for Fund shares, unless:


                  -> the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund. (The Manager will accept securities, in exchange for Fund shares, for investment only and not for resale.);

                  -> you represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and

                  -> the securities may be acquired under the investment restrictions applicable to the relevant Fund.


                  The Manager will value securities it accepts in exchange for Fund shares in accordance with the relevant Fund's procedures for valuation described under "How Share Price Is Determined" as of the time of the next determination of net asset value after acceptance. All dividends, interest, subscription or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the relevant Fund and must be delivered to The DLB Fund Group upon receipt by you from the issuer. If you purchase Fund shares in exchange for securities, you may, if you are subject to Federal income taxation, recognize a gain or loss for federal income tax purposes, depending upon your basis in the securities tendered. In all cases, the Manager reserves the right to reject any particular investment.


         -> CASH AND SECURITIES. You will need to follow the above instructions for purchases made with a combination of cash and securities.


Purchases will be made in full and fractional shares of each Fund calculated to three decimal places. The DLB Fund Group will send to shareholders written confirmation (including a statement of shares owned) at the time of each transaction.

The DLB Fund Group reserves the right at any time to reject an order.

HOW TO SELL SHARES

You may redeem Fund shares on any day when the NYSE is open for business.

The Funds will redeem their shares at a price equal to their net asset value per share next determined after IBT receives the redemption request in good order. A redemption request is in good order if it:

         -> includes the correct name in which shares are registered, your account number and the number of shares or the dollar amount of shares to be redeemed; and

         -> is signed correctly in accordance with the form of registration. (Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust, must specify, in full, the capacity in which they are acting.)

There is no redemption fee for any of the Funds.


REDEMPTION REQUESTS. You should send redemption requests to The DLB Fund Group. In order to help facilitate the timely payment of redemption proceeds, you should telephone the Manager at 1-888-722-2766, Attn: Maureen M. Bates, at least two days before submitting a request.

PAYMENT OF REDEMPTION PROCEEDS. The DLB Fund Group will make payment on redemption as promptly as possible and in any event within seven days after IBT receives your redemption request in good order.

         -> CASH PAYMENTS. The DLB Fund Group will make cash payments generally by transfer of Federal funds for payment into your account the next business day following the redemption request.

         -> IN KIND. If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may instead pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund. The DLB Fund Group will transfer and deliver in-kind redemptions as you direct. The DLB Fund Group will value securities used to redeem Fund shares in kind in accordance with the relevant Fund's procedures for valuation described under "How Share Price Is Determined." You generally will incur brokerage charges on the sale of any securities that you receive in payment of redemptions.


Each Fund may suspend the right of redemption and may postpone payment for more than seven days when the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the NYSE is restricted or during an emergency which makes it reasonably impracticable for the Fund to dispose of its securities or fairly to determine the value of the net assets of the Fund, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

HOW SHARE PRICE IS DETERMINED

The DLB Fund Group determines the net asset value of a share of each Fund at 4:15 p.m., Eastern time, on each day that the NYSE is open. The DLB Fund Group does not accept orders or compute a Fund's their net asset value on days when the NYSE is closed.


The DLB Fund Group determines the net asset value per share for a Fund by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund.

The DLB Fund Group values portfolio securities based on market value or, where market quotations are not readily available, based on fair value. More specifically, The DLB Fund Group values portfolio securities (including options and futures contracts) for which market quotations are available at the last quoted sale price, or, if there is no reported sale, at the closing bid price. The DLB Fund Group values securities traded in the over-the-counter market at the most recent bid price as obtained from one or more dealers that make markets in the securities. For portfolio securities that are traded both in the over-the-counter market and on one or more stock exchanges, The DLB Fund Group will value the securities according to the broadest and most representative market. The DLB Fund Group values unlisted securities for which market quotations are not readily available at the most recent quoted bid price. Short-term debt securities with a remaining maturity of 60 days or less will be valued at amortized cost, unless conditions dictate otherwise. Illiquid securities or restricted securities will be valued at fair value based on information supplied by one or more brokers. Other assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by The DLB Fund Group's Board of Trustees. Determination of fair value will be based upon those factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

FOREIGN SECURITIES. Because of time zone differences, foreign exchanges and securities markets will usually be closed before the closing of the NYSE. Therefore, The DLB Fund Group will determine the value of foreign securities as of the closing of those exchanges and securities markets. Events affecting the values of foreign securities, however, may occasionally occur between the closings of such exchanges and securities markets and the time a Fund determines its net asset value. If an event materially affecting the value of foreign securities occurs during this period, then The DLB Fund Group will value such securities at fair value as determined in good faith in accordance with procedures adopted by the Trustees. In addition, certain foreign markets may be open on days when the Funds do not accept orders or price their shares.


The prices of foreign securities are quoted in foreign currencies. The DLB Fund Group converts the values of foreign currencies into U.S. dollars at the rate of exchange prevailing at the time it determines net asset value. Changes in the exchange rate, therefore, will affect the net asset value of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

DISTRIBUTION AND SERVICE (RULE 12B-1) PLANS


The DLB Fund Group has adopted a distribution and services plan for each Fund (each, a "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The Trustees, however, have no intention of implementing any Plan during The DLB Fund Group's current fiscal year. The purposes of a Plan, if implemented, would be to compensate and/or reimburse investment dealers and other persons for services provided and expenses incurred in promoting sales of shares, reducing redemptions or improving services provided to shareholders by such dealers and other persons. Each Plan would permit a Fund to pay an annual asset-based charge of up to 0.50% for these purposes, subject to the authority of the Trustees to reduce the amount of payments or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Trustees would determine the amount of payments under each Plan, and the specific purposes for which they are made.

                                  DISTRIBUTIONS

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments and net short-term capital gains). Each Fund also intends to distribute substantially all of its net long-term capital gains, if any, after giving effect to any available capital loss carryovers. The Fixed Income Fund's policy is to declare and pay distributions of its net investment income monthly. The policy of each other Fund is to declare and pay distributions of its net investment income at least annually. Each Fund also intends to distribute net short-term capital gains and net long-term capital gains at least annually.


Each Fund will pay all dividends and/or distributions in shares of the relevant Fund, at net asset value, unless you elect to receive cash. You may make this election by marking the appropriate box on the application form or by writing to The DLB Fund Group.

                                      TAXES

The following is a general summary of the federal income tax consequences for the Funds and shareholders who are U.S. citizens or residents or domestic corporations. You should consult your own tax advisors about the tax consequences of investments in a Fund in light of your particular tax situations. You should also consult your own tax advisors about consequences under foreign, state, local or other applicable tax laws.


Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund itself will not pay federal income tax on the income and gain distributed annually to its shareholders. Distributions of ordinary income and short-term capital gains, whether received in cash or reinvested shares, will be taxable as ordinary income to shareholders subject to federal income tax. Designated distributions of long-term capital gains are taxable as such, regardless of how long a shareholder may have owned shares in the Fund or whether the distributions are received in cash or in reinvested shares.


The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise, the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held for more than 12 months, and otherwise as short-term capital loss. Any loss recognized on the sale or disposition of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares of the Fund. All or a portion of any loss realized upon a taxable disposition of a Fund's shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


Distributions are taxable to a shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus were included in the price paid by the shareholder). The DLB Fund Group will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.


FOREIGN WITHHOLDING TAXES. The Global Small Cap Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.


                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the period of the Fund's operations (since each Fund is less than 5 years old). Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with each Fund's financial statements, is included in each Fund's Annual Report. All Annual Reports are available upon request as indicated on the back cover page of this Prospectus.

DLB FIXED INCOME FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                                              Period Ended
                                                                             Years Ended December 31,         December 31,
                                                                           1998        1997        1996           1995**
                                                                           ----        ----        ----       ------------

Per share data (for a share outstanding throughout each period):
Net asset value- beginning of period                                     $ 10.61     $ 10.11     $ 10.26         $10.00
                                                                         -------     -------     -------         ------

Income from investment operations:

  Net investment income                                                      .63         .42         .53            .28
  Net realized and unrealized gain (loss) on investments                     .20         .49        (.15)           .37
                                                                         -------     -------     -------         ------
                                                                             .83         .91         .38            .65
                                                                         -------     -------     -------         ------
Less distributions to shareholders:

  From net investment income (1)                                            (.63)       (.41)       (.53)          (.28)
  From net realized gain on investments                                     (.09)         --          --           (.11)
                                                                         -------     -------     -------         ------
                                                                            (.72)       (.41)       (.53)          (.39)
                                                                         -------     -------     -------         ------

Net asset value- end of period                                           $ 10.72     $ 10.61     $ 10.11         $10.26
                                                                         =======     =======     =======         ======

Total return                                                                8.04%       9.03%       3.70%         14.75%*

Ratios and Supplemental Data:

  Ratio of expenses to average net assets                                    .55%        .55%        .55%           .55%*
  Ratio of net investment income to average net assets                      5.71%       5.74%       6.36%          6.24%*
  Portfolio turnover                                                          50%         44%         65%            42%
  Net assets at end of period (000 omitted)                              $33,858     $32,155     $15,261         $5,325


The Manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .55% of average daily net assets. Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income per share and ratios would have been:


Net investment income                    $ .60           $ .38           $ .44           $ .19

Ratios (to average net assets):
  Expenses                                 .80%           1.06%           1.66%           2.50%*
  Net investment income                   5.45%           5.22%           5.25%           4.33%*

  *     Annualized
  * * For the period from July 25, 1995 (commencement of operations) to December 31, 1995.
  (1) Distributions in excess of net investment income for the year ended December 31, 1996 were less than $.01 per share.

DLB VALUE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                 Period Ended
                                                                Years Ended December 31,         December 31,
                                                             1998        1997         1996          1995**
                                                          ---------    --------     --------     ------------
  Per share data (for a share outstanding throughout
    each period):
Net asset value- beginning of period                      $   14.91    $  12.53     $  10.58       $  10.00
                                                          ---------    --------     --------       --------

Income from investment operations:
   Net investment income                                        .27         .15          .16            .09
   Net realized and unrealized gain on investments              .50        3.15         2.38            .73
                                                          ---------    --------     --------       --------
                                                               0.77        3.30         2.54            .82
                                                          ---------    --------     --------       --------
Less distributions to shareholders:
   From net investment income                                 (0.27)       (.15)        (.16)          (.09)
   From net realized gain on investments                      (0.93)       (.70)        (.41)          (.15)
   In excess of net realized gain on investment                  --        (.07)        (.02)            --
                                                          ---------    --------     --------       --------
                                                              (1.20)       (.92)        (.59)          (.24)
                                                          ---------    --------     --------       --------
Net asset value- end of period                            $   14.48    $  14.91     $  12.53       $  10.58
                                                          =========    ========     ========       ========

Total Return                                                   5.25%      26.35%       23.99%         18.64% *

Ratios and Supplemental Data:
   Ratio of expenses to average net assets                      .60%        .71%         .80%           .80% *
   Ratio of net investment income to average net assets        1.85%       1.40%        1.56%          2.02% *
   Portfolio turnover                                            21%         25%          23%             7%
   Net assets at end of period (000 omitted)              $  71,911    $ 56,449     $ 19,228       $ 10,818


The Manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets. Without such agreement, the investment income per share and ratios would have been:


       Net investment income                              $     .25    $    .13     $    .09       $    .02

       Ratios (to average net assets):
         Expenses                                               .75%        .92%        1.50%          2.43%  *
         Net investment income                                 1.69%       1.19%         .86%          0.40%  *

* Annualized
** For the period from July 25, 1995 (commencement of operations) to December
   31, 1995.

DLB GROWTH FUND

FINANCIAL HIGHLIGHTS
PERIOD FROM JANUARY 20, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998
--------------------------------------------------------------------------------

Per share data (for a share outstanding throughout
  the period):
  Net asset value- beginning of period                       $  10.00
                                                             --------
  Income from investment operations:
     Net investment income                                        .05
     Net realized and unrealized gain on investments             3.09
                                                             --------
                                                                 3.14
                                                             ========
  Less distributions to shareholders:
     From net investment income                                  (.05)
     From net gain on investments                               (0.27)
                                                             --------
                                                                (0.32)
                                                             --------
  Net asset value- end of period                             $  12.82
                                                             ========
  Total return                                                  31.33%

  Ratios and Supplemental Data:
     Ratio of expenses to average net assets                      .80% *
     Ratio of net investment income to average net assets         .48% *
     Portfolio turnover                                            34%
     Net assets at end of period (000 omitted)               $ 33,054


The Manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets. Without such agreement, the investment income per share and ratios would have been:


       Net investment income                                  $   .03

       Ratios (to average net assets):
         Expenses                                                 .95% *
         Net investment income                                    .32% *

* Annualized

DLB DISCIPLINED GROWTH FUND

FINANCIAL HIGHLIGHTS


                                                              Years Ended December 31,
                                                             -------------------------    Period Ended
                                                                                          December 31,
                                                                1998           1997          1996 **
                                                             ----------     ----------    ------------

Per share data (for a share outstanding throughout
   each period):
   Net asset value- beginning of period                      $    14.55     $    11.66     $    10.00
                                                             ----------     ----------     ----------

   Income from investment operations:
      Net investment income                                        0.01            .03            .01
      Net realized and unrealized gain on investments              3.72           3.73           1.84
                                                             ----------     ----------     ----------

                                                                   3.73           3.76           1.85
                                                             ----------     ----------     ----------
   Less distributions to shareholders:
      From net investment income                                   (.01)          (.03)          (.01)
      From net realized gain on investments                       (2.38)          (.83)          (.18)
      In excess of net realized gain on investment                   --           (.01)            --
                                                             ----------     ----------     ----------

                                                                  (2.39)          (.87)          (.19)
                                                             ----------     ----------     ----------

   Net asset value- end of period                            $    15.89     $    14.55     $    11.66
                                                             ==========     ==========     ==========

   Total Return                                                   25.71%         32.23%         18.51%

   Ratios and Supplemental Data:
      Ratio of expenses to average net assets                       .90%           .90%           .90% *
      Ratio of net investment income to average net assets          .08%           .23%           .43% *
      Portfolio turnover                                             81%            46%            10%
      Net assets at end of period (000 omitted)              $   35,308     $   25,069     $   13,897



The Manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .90% of average daily net assets. Without such agreement, the investment loss per share and ratios would have been:



      Net investment loss                                    $     (.02)    $     (.06)    $     (.01)

      Ratios (to average net assets):
        Expenses                                                   1.14%          1.55%          1.82% *
        Net investment loss                                        (.17%)         (.43%)         (.50%)*

*    Annualized

** For the period from August 26, 1996 (commencement of operations) to December 31, 1996.

DLB MID CAPITALIZATION FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Years Ended December 31,          Period Ended
                                                                   ------------------------          December 31,
                                                                   1998       1997        1996           1995**
                                                                   ----       ----        ----           ------
Per share data (for a share outstanding throughout
   each period):
   Net asset value- beginning of period                          $ 14.19     $ 11.51    $ 10.75         $ 10.00
                                                                 -------     -------    -------         -------

   Income from investment operations:
      Net investment income                                          .10         .08        .15             .08
      Net realized and unrealized gain (loss) on investments       (1.36)       3.72       1.44             .84
                                                                 -------     -------    -------         -------
                                                                   (1.26)       3.80       1.59             .92
                                                                 -------     -------    -------         -------
   Less distributions to shareholders:
      From net investment income (1)                                (.10)       (.08)      (.15)           (.08)
      From net realized gain on investments (2)                     (.93)      (1.04)      (.68)           (.09)
                                                                 -------     -------    -------         -------
                                                                   (1.03)      (1.12)      (.83)           (.17)
                                                                 -------     -------    -------         -------
   Net asset value-end of period                                 $ 11.90     $ 14.19    $ 11.51          $10.75
                                                                 =======     =======    =======          ======
   Total Return                                                    (8.63%)     32.95%     14.75%          21.17% *

   Ratios and Supplemental Data:
      Ratio of expenses to average net assets                        .76%        .90%       .90%            .90% *
      Ratio of net investment income to average net assets           .77%        .78%      1.28%           1.90% *
      Portfolio turnover                                              28%         32%        25%              6%
      Net assets at end of period (000 omitted)                  $ 29,940    $27,358   $ 13,690        $ 10,929


The Manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .90% of average daily net assets. Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income per share and ratios would have been:


      Net investment income                                         $ .06       $ .04      $ .05          $ .01

      Ratios (to average net assets):
        Expenses                                                     1.02%       1.33%      1.77%          2.50% *
        Net investment income                                         .51%        .36%       .41%           .32% *

*        Annualized

** For the period from July 25, 1995 (commencement of operations) to December 31, 1995.

(1) Distributions in excess of net investment income for the year ended December 31, 1996 were less than $.01 per share.

(2) Distributions in excess of net realized gain on investments for the year ended December 31, 1996 were less than $.01 per share.

DLB MICRO CAPITALIZATION FUND

FINANCIAL HIGHLIGHTS
PERIOD FROM JULY 20, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998
--------------------------------------------------------------------------------

Per share data (for a share outstanding throughout
   the period):
   Net asset value- beginning of period                     $  10.00
                                                            --------
   Loss from investment operations:
      Net investment loss                                       (.01)
      Net realized and unrealized loss on investments          (1.38)
                                                            --------
                                                               (1.39)
                                                            --------
   Net asset value- end of period                           $   8.61
                                                            ========
   Total return                                               (13.90%)

   Ratios and Supplemental Data:
      Ratio of expenses to average net assets                   1.30% *
      Ratio of net investment loss to average net assets        (.28%)*
      Portfolio turnover                                          51%
      Net assets at end of period (000 omitted)             $ 19,910


The Manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed 1.30% of average daily net assets. Without such agreement, the investment loss per share and ratios would have been:


      Net investment loss                                   $   (.03)

      Ratios (to average net assets):
        Expenses                                                 1.77% *
        Net investment loss                                      (.76%)*

*     Annualized

DLB GLOBAL SMALL CAPITALIZATION FUND
FINANCIAL HIGHLIGHTS
---------------------------------------

                                                                                  Years Ended December 31,              Period Ended
                                                                           --------------------------------------       December 31,
                                                                           1998           1997               1996            1995**
                                                                           ----           ----               ----            ------
Per share data (for a share outstanding throughout each period):
Net asset value- beginning of period                                  $    11.27      $    11.19         $    10.33      $ 10.00
                                                                      ----------      ----------         ----------      -------

Income from investment operations:
   Net investment income                                                     .01             .02                .01          .07
   Net realized and unrealized gain on investments                           .40             .50               1.01          .33
                                                                             ---             ---               ----          ---

                                                                             .41             .52               1.02          .40
                                                                             ---             ---               ----          ---
Less distributions to shareholders:
   From net investment income                                               (.01)           (.01)              (.01)        (.07)
   In excess of net investment income                                       (.08)             --                 --           --
   From net realized gain on investments                                    (.81)           (.02)              (.11)          --
   In excess of net realized gain on investment                               --            (.01)              (.04)          --
   Tax return of capital                                                      --            (.40)                --           --
                                                                             ---             ---               ----          ---

                                                                            (.90)           (.44)              (.16)        (.07)
                                                                            ----            ----               ----         ----

Net asset value- end of period                                        $    10.78      $    11.27         $    11.19      $ 10.33
                                                                      ==========      ==========         ==========      =======

Total return                                                                3.73%           4.66%              9.85%        4.07%

Ratios and Supplemental Data:
   Ratio of expenses to average net assets                                  1.50%           1.50%              1.50%        1.46% *
   Ratio of net investment income to average net assets                      .10%            .22%               .09%        1.46% *
   Portfolio turnover                                                         36%             44%                22%           5%
   Net assets at end of period (000 omitted)                          $   14,310      $   13,887         $   12,586      $10,509



The Manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed 1.50% of average daily net assets. Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income (loss) per share and ratios would have been:




Net investment income (loss)                                          $  (.08)           $  (.05)           $  (.10)     $   .02

Ratios (to average net assets):
  Expenses                                                               2.00%              2.14%              2.36%        2.50% *
  Net investment income (loss)                                           (.40%)             (.42%)             (.77%)        .42% *


*        Annualized
* * For the period from July 19, 1995 (commencement of operations) to December 31, 1995.

                                    APPENDIX

                 ADDITIONAL INVESTMENT TECHNIQUES AND PRACTICES


In addition to each Fund's principal investment strategies, which are described in the section entitled "About the Funds," each Fund may, in pursuing its investment objective, engage in other investment techniques and practices. The chart below identifies those additional, non-principal investment techniques and practices that are described in the SAI.


INVESTMENT TECHNIQUES/PRACTICES                     FUNDS


DEBT SECURITIES
     Convertible Securities                         All Funds
     Loans and Other Direct Indebtedness            Fixed Income Fund
     Money Market Instruments                       All Funds
     Municipal Bonds                                Fixed Income Fund
     Strips and Residuals                           Fixed Income Fund
     Zero Coupon Securities                         Fixed Income Fund

Equity Securities
     Preferred Stocks                               All Funds
     REITs                                          All Funds
Foreign Equity Exposure
     American Depositary Receipts (ADRs)            All Funds
     Foreign Equity Securities                      All Funds
Futures Contracts                                   Disciplined Growth Fund
Indexed Securities                                  Fixed Income Fund
Lending of Portfolio Securities                     All Funds
Leverage Transactions
     Dollar-Roll Transactions                       Fixed Income Fund
     Reverse Repurchase Agreements                  Fixed Income Fund
Options                                             Disciplined Growth Fund

Portfolio Turnover                                  All Funds

Repurchase Agreements                               All Funds
Restricted/Illiquid Securities                      All Funds
Interest Rate Swaps and Related Instruments         Fixed Income Fund


Warrants and Rights                                 All Funds (Other than Fixed
                                                    Income Fund)
"When-Issued" Securities                            All Funds

                               THE DLB FUND GROUP

                               One Memorial Drive
                         Cambridge, Massachusetts 02142

LEARNING MORE ABOUT THE FUNDS

         You can learn more about the Funds in The DLB Fund Group by reading the Funds' ANNUAL AND SEMIANNUAL REPORTS and the STATEMENT OF ADDITIONAL INFORMATION
(SAI). This information is available free upon request.

         In the Annual and Semi-Annual Reports, you will find a listing of portfolio securities and a discussion of market conditions and investment strategies that significantly affected each Fund's performance during the period covered by the Report. The SAI includes additional information about each Fund's investment policies, risks and operations. The SAI is incorporated by reference into this Prospectus (which means it is legally considered a part of this Prospectus).

HOW TO OBTAIN MORE INFORMATION

         FROM THE DLB FUND GROUP: You may request information about the Funds (including the Annual and Semi-Annual Reports and the SAI) or make shareholder inquiries by any of the following methods:

By regular mail or        The DLB Fund Group
     overnight courier    c/o David L. Babson and Company Incorporated

                          Marketing Department
                          Attention:  Maureen M. Bates
                          One Memorial Drive
                          Cambridge, Massachusetts  02142

By telephone              1-888-722-2766

                          Call for account or Fund information Monday through Friday 9 a.m. to 5 p.m. (Eastern time).

By telefax                1-617-494-1511

         FROM THE SEC: You may review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information regarding the operation of the SEC's public reference room. You may obtain copies of this information, upon payment of a copying fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-6009. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC's Internet site at http://www.sec.gov.

                 Investment Company Act File Number: 811-08690.

                               THE DLB FUND GROUP

                              DLB FIXED INCOME FUND
                                 DLB VALUE FUND
                                 DLB GROWTH FUND
                           DLB DISCIPLINED GROWTH FUND
                           DLB MID CAPITALIZATION FUND
                         DLB MICRO CAPITALIZATION FUND
                      DLB GLOBAL SMALL CAPITALIZATION FUND


                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 30, 1999






This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectuses of The DLB Fund Group dated April 30, 1999, as amended from time to time, and should be read in conjunction therewith. Each reference to the term "Prospectus" in this Statement of Additional Information shall include the DLB Fund Group's prospectuses relating to the DLB Fixed Income Fund, the DLB Value Fund, the DLB Growth Fund, the DLB Disciplined Growth Fund, the DLB Mid Capitalization Fund, the DLB Micro Capitalization Fund and the DLB Global Small Capitalization Fund (collectively, the "Funds").

The DLB Fund Group's audited financial statements for the fiscal year ended December 31, 1998 included in the Funds' Annual Reports are hereby incorporated into this Statement of Additional Information by reference. A copy of the Prospectus and each Fund's Annual Report may be obtained free of charge by writing The DLB Fund Group, c/o David L. Babson and Company Incorporated, Marketing Department, Attention: Maureen M. Bates, One Memorial Drive, Cambridge, Massachusetts 02142, or by telephoning 1-888-722-2766.

                                TABLE OF CONTENTS


CAPTION                                                                                     PAGE
-------                                                                                     ----

INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS                                      1

INVESTMENT RESTRICTIONS                                                                      1

INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS                                               4

MANAGEMENT OF THE TRUST                                                                      7

INVESTMENT ADVISORY AND OTHER SERVICES                                                      10

ADDITIONAL INVESTMENT PRACTICES OF THE FUNDS                                                13

ADDITIONAL INVESTMENT PRACTICES OF THE FIXED INCOME FUND                                    18

ADDITIONAL INVESTMENT PRACTICES OF THE DISCIPLINED GROWTH
         FUND -- FUTURES AND OPTIONS                                                        23

ADDITIONAL INVESTMENT PRACTICES OF THE GLOBAL SMALL
         CAP FUND                                                                           28

PORTFOLIO TRANSACTIONS                                                                      29

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES                                            32

INVESTMENT PERFORMANCE                                                                      38

DETERMINATION OF NET ASSET VALUE                                                            40

EXPERTS                                                                                     40

REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS                                     41

APPENDIX - DESCRIPTION OF STOCK RATINGS                                                     42

             INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS


         The investment objective and policies of each of the DLB Fixed Income Fund (the "Fixed Income Fund"), the DLB Value Fund (the "Value Fund"), the DLB Growth Fund (the "Growth Fund"), the DLB Disciplined Growth Fund, which was formerly known as the DLB Quantitative Equity Fund (the "Disciplined Growth Fund"), the DLB Mid Capitalization Fund (the "Mid Cap Fund"), the DLB Micro Capitalization Fund (the "Micro Cap Fund") and the DLB Global Small Capitalization Fund (the "Global Small Cap Fund") (each a "Fund," and collectively the "Funds") of The DLB Fund Group (the "Trust") are set forth in the Prospectus.


                             INVESTMENT RESTRICTIONS

         Without a vote of the majority of the outstanding voting securities of the relevant Fund, the Trust will not take any of the following actions with respect to any Fund:

                  (1) Borrow money in excess of 10% (33% in the case of the Growth and Micro Cap Funds) of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks for temporary, extraordinary or emergency purposes, except that the Fund may borrow through reverse repurchase agreements or dollar rolls up to 33% of the value of the Fund's total assets. Such borrowings (other than borrowings relating to reverse repurchase agreements and dollar rolls) will be repaid before any investments are purchased.

                  (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

                  (3) Purchase or sell real estate (including real estate limited partnerships), although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, securities which represent interests in real estate and securities which are secured by interests in real estate, and the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein or for use as office space for the Fund.

                  (4) Make loans, except by purchase of debt obligations (including nonpublicly traded debt obligations), by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 100% of the Fund's assets in the case of each Fund.

                  (5) Issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. (The Funds have no intention of issuing senior securities except as set forth in Restriction 1 above.)

                  (6) Invest 25% or more of the value of its total assets in securities of issuers in any one industry. (Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)

                  (7) Purchase or sell commodities or commodity contracts, including futures contracts, except that the Disciplined Growth Fund may purchase and sell futures contracts, options (including options on commodities and commodity contracts) and other financial instruments and may enter into foreign exchange transactions.

         Restrictions (1) through (7) above are deemed to be "fundamental" investment policies of the Funds.


         In addition, is contrary to the present policy of each Fund to:


                  (a) (All Funds except the Growth Fund and the Micro Cap Fund) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

                  (b) (All Funds except the Growth Fund and the Micro Cap Fund) Make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Funds have no current intention in the coming year of engaging in short sales or maintaining a short position.

                  (c) (All Funds except the Growth Fund and the Micro Cap Fund) Invest in securities of any issuer if officers and Trustees of the Trust and officers and partners of David L. Babson and Company Incorporated (the "Manager") who beneficially own more than 1/2 of 1% of the securities of that issuer together beneficially own more than 5%.

                  (d) (All Funds except the Growth Fund and the Micro Cap Fund) Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions, or in connection with mergers, consolidations or reorganizations. For purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies.

                  (e) Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, excluding restricted securities that have been determined by the Trustees of the Trust (or the person designated by them to make such determination) to be readily marketable, and (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in securities described in (a), (b) and (c) above.

                  (f) (All Funds except the Growth Fund and the Micro Cap Fund) Acquire more than 10% of the voting securities of any issuer.

                  (g) (All Funds except the Growth Fund and the Micro Cap Fund) Invest in warrants or rights (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase), except that the Fund may invest in such warrants or rights so long as the aggregate value thereof (taken at the lower of cost or market) does not exceed 5% of the value of the Fund's total assets and so long as no more than 2% of its total assets are invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

                  (h) (All Funds except the Growth Fund and the Micro Cap Fund) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

                  (i) (All Funds except the Growth Fund and the Micro Cap Fund) Make investments for the purpose of gaining control of a company's management.


        Unlike Restriction's (1) through (7) above, Restrictions (a) through (i) above are deemed to be "non-fundamental" investment polices of the Funds and therefore may be changed by the Trust's Trustees without shareholder approval.



         Except as otherwise indicated in Restriction 1 or Restriction (e) above, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

         The phrase "shareholder approval," as used in the Prospectus, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                 INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

         Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or firm commitments) derived with respect to its business of investing in such stock, securities or currencies;
(b) distribute at least 90% of its dividend, interest and certain other income (including, in general, short-term capital gains) each year; and (c) diversify its holdings so that at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. So long as a Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for taxation as a regulated investment company.
         The tax status of each Fund and the distributions that it may make are summarized in the Prospectus under the headings "Distributions" and "Taxes." Each Fund intends to pay out substantially all of its ordinary income and net short-term capital gains, and to distribute substantially all of its net capital gain, if any, after giving effect to any available capital loss carry-over. Net capital gain is the excess of net long-term capital gain over net short-term capital loss. It is the policy of each Fund to make distributions sufficient to avoid the imposition of a 4% excise tax on certain undistributed amounts. A shareholder may be limited in its ability to recognize losses on the sale of Fund shares if the shareholder subsequently invests in that Fund or another Fund.
         If a Fund engages in certain transactions, such as firm commitments and hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of the Fund's securities and convert short-term capital gains or losses into long-term capital gains or losses. Such transactions may therefore affect the amount, timing and character of distributions to shareholders.

         A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

         Investment by a Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from or the sale of its investment in such a company, which tax could not be eliminated by making distributions to Fund shareholders. To avoid this treatment, a Fund may elect to mark to market annually all of its stock in a passive foreign investment company. Alternatively, if a Fund elects to treat a passive foreign investment company as a "qualified electing fund," different rules would apply, although the Funds do not currently expect to be in the position to make such elections.

         In general, all dividends derived from ordinary income and short-term capital gain are taxable to investors as ordinary income (subject to special rules concerning the availability of the dividends-received deduction for corporations) and distributions of long-term capital gains are taxable to investors as such, regardless of how long a shareholder may have owned shares in the relevant Fund or whether such distributions are received in shares or cash. Tax exempt organizations or entities will generally not be subject to federal income tax on dividends or distributions from a Fund, except certain organizations or entities, including private foundations, social clubs, and others, which may be subject to tax on dividends or capital gains. Each organization or entity should review its own circumstances and the federal tax treatment of its income.
         Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus were included in the price paid by the shareholder). A distribution paid to shareholders in January generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year.
         The dividends-received deduction for corporations will generally apply to a Fund's dividends paid from investment income to the extent derived from dividends received by the Fund from domestic corporations that would be entitled to such deduction in the hands of the Fund if it were a regular corporation. A corporate shareholder will only be eligible to claim a dividends-received deduction with respect to a dividend from the Fund if the shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date.

         BACK-UP WITHHOLDING. The back-up withholding rules set forth below do not apply to tax exempt entities or corporations that furnish the Trust with an appropriate certification. For other shareholders, however, the Trust is generally required to withhold and remit to the U.S. Treasury 31% of all distributions, whether distributed in cash or reinvested in shares, and 31% of the proceeds of any redemption paid or credited to the shareholder's account if an incorrect or no taxpayer identification number has been provided, where appropriate certification has not been provided for a foreign shareholder, or where the Trust is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). The back-up withholding is not an additional tax and is creditable against a shareholder's tax liability. Special withholding rules, described below, may apply to foreign shareholders.
         FOREIGN WITHHOLDING TAXES. Certain of the Funds that invest in foreign securities may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on the Fund's investments, but, as discussed below, may be taken as either a deduction or a credit by U.S. investors if the Fund makes the election described below.
         If, at the end of the fiscal year, more than 50% of the total assets of any Fund are comprised of stock or securities of foreign corporations, the Trust intends to make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amount of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including with respect to a foreign tax credit, a holding period requirement). Shareholders of any of the Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph. Organizations that are exempt from U.S. taxation will not be affected by the election described above.

         WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS. Dividend distributions (including in general distributions derived from short-term capital gains, dividends and interest) are in general subject to a U.S. withholding tax of 30% when paid to a non-resident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are residents in a country, such as the United Kingdom, that has an income tax treaty with the United States may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net long-term capital gains to a foreign shareholder and any gain realized upon the sale of Fund shares by such a shareholder will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 183 days during the taxable year, and certain other conditions apply. Foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder, however, will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and may also be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results and all foreign investors are urged to consult their tax advisors.
         NEW WITHHOLDING TAX RULES FOR PAYMENTS AFTER 1999. The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made on or after January 1, 2000 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisors with respect to the potential application of these new regulations.

                             MANAGEMENT OF THE TRUST


         Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees supervises the affairs of the Trust as conducted by the Manager. The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:


TRUSTEES


          *JAMES W. MACALLEN, age 55, Chairman of the Trustees, has been President, Chief Executive Officer, Chief Investment Officer and Director of the Manager and Managing Director of

Babson-Stewart Ivory International ("BSII") since April 1, 1998. From 1996 to that date, he was Executive Vice President, Chief Investment Officer and Director of the Manager. From 1994 to 1996, he was a Portfolio Manager for Hagler, Mastrovita & Hewitt, an investment management company, and before that, Chief Investment Officer at Wilmington Capital Management, Inc.


         CHARLES E. HUGEL, age 70, serves as a Director of Pitney Bowes, Inc., a manufacturer of business and office equipment, and Eldorado Bancshares, Inc. He is also past Chairman of the Board of Trustees of Lafayette College. Mr. Hugel is the former Chairman of Asea Brown Boveri Inc., which principally engages in the manufacture of electrical equipment and the generation, transmission, distribution and transportation of power, the former Chairman, President and Chief Executive Officer of Combustion Engineering, Inc. and a former Executive Vice President of American Telephone and Telegraph Company.



         RICHARD A. NENNEMAN, age 69, is the former Editor-in-Chief of The Christian Science Monitor and a former Senior Vice President of Girard Bank. He currently serves as a member of the boards of various civic associations.


         RICHARD J. PHELPS, age 70, is the Chief Executive Officer of Phelps Industries, Inc., a manufacturer of rawhide dog treats. He currently serves as Director of Superior Pet, U.K. and Superior Pet, Australia, both manufacturers of rawhide dog treats; Bio-Comp, USA, a manufacturer of fertilizer; Stockton Baseball Co., USA, which operates a minor league baseball team; and Babson-Stewart Ivory International Fund, Inc., an open-end investment company.


*Deemed to be an "interested person" of the Trust and the Manager, as defined by the 1940 Act.

OFFICERS

         JAMES W. MACALLEN, President.

         DEANNE B. DUPONT, age 45, Treasurer, is Senior Vice President of the Manager.


         FRANK L. TARANTINO, age 59, Vice President, is Executive Vice President, Chief Operating Officer and Director of the Manager. Before joining the Manager, Mr. Tarantino was President of Liberty Securities Corporation from 1994 to 1997, and was previously Executive Vice President of State Street Research & Management Company.

         JOHN E. DEITELBAUM, age 30, Clerk, is Vice President and General Counsel of the Manager. Before joining the Manager, Mr. Deitelbaum was an attorney with Massachusetts Mutual Life Insurance Company from 1996 to 1998, and was previously an associate at the law firm of Day Berry & Howard.

         The mailing address of each of the officers and Trustees is c/o David
L. Babson and Company Incorporated, One Memorial Drive, Cambridge, Massachusetts 02142.

         Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they may have held different positions with such employers.

TRUSTEE COMPENSATION

         The Trust pays each Trustee who is not an "interested person" of the Trust a fee for his services. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to Trustees of other mutual fund complexes. The fees paid to each Trustee by the Trust for the fiscal year ended December 31, 1998, are shown below:

                                                                          Total Compensation from
                                      Aggregate Compensation from         Registrant and Fund Complex Paid
Name Of Trustee                       Registrant*                         to Trustees
---------------                       -----------                         -----------

Charles E. Hugel                      $11,000                             $11,000

Richard A. Nenneman                   $11,000                             $11,000

Richard J. Phelps                     $11,000                             $11,000

James W. MacAllen                     $0                                  $0

Peter C. Thompson**                   $0                                  $0

Ronald E. Gwozdz***                   $0                                  $0

-----------------------

*Includes an annual retainer and an attendance fee for each meeting attended.

** Retired from service as a Trustee effective April 22, 1998.

*** Resigned as a Trustee effective August 31, 1998.

                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT CONTRACTS


         The Manager, David L. Babson and Company Incorporated, One Memorial Drive, Cambridge, Massachusetts 02142, is a wholly owned subsidiary of DLB Acquisition Corp., a holding company that is a majority-owned subsidiary of MassMutual Holding Trust I, which in turn is a holding company and wholly-owned subsidiary of Mass Mutual Holding Company, a holding company and a wholly owned subsidiary of Massachusetts Mutual Life Insurance Company, a mutual life insurance company. Massachusetts Mutual Life Insurance Company also currently owns more than 25% of the outstanding shares of each of the Funds and therefore is deemed to "control" each such Fund within the meaning of the 1940 Act.


         Under separate Management Contracts (each a "Management Contract") between the Trust and the Manager, and subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for each Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. The Manager has entered into a Sub-Advisory Agreement with BSII with respect to the management of the international component of the Global Small Cap Fund's portfolio. (BSII is referred to herein as the "Subadvisor.") The Manager pays the Subadvisor a monthly fee at the annual rate of .50% of the Global Small Cap Fund's average daily net assets. These payments will not affect the amounts payable by the Global Small Cap Fund to the Manager or such Fund's expense ratio. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Manager, at no cost to the Manager, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

         As disclosed in the Prospectus, each of the Funds pays the Manager a monthly fee at the annual rate of the relevant Fund's average daily net assets set forth therein. In addition, the Manager has agreed to bear certain expenses for the current fiscal year to the extent each of the Fund's annual expenses (including the management fee, but excluding brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses such as litigation expenses and other extraordinary legal expenses, securities lending fees and expenses and transfer taxes) would exceed the percentage of the Fund's average daily net assets set forth in the Prospectus. The chart set forth below shows: (1) the total management fees earned by the Manager, (2) the total management fees actually paid by the Funds to the Manager and (3) the management fees and other expenses waived by the Manager during the periods indicated:

                                                                                       OTHER              TOTAL
                             FISCAL                  MANAGEMENT FEE                   EXPENSES           EXPENSES
                              YEAR        TOTAL          PAID           WAIVED         WAIVED              WAIVED

1.  FIXED INCOME FUND
                              1996          47,593         23,616        23,977        108,125           132,102
                              1997          86,512         43,160        43,352         67,825           111,177
                              1998         131,644         80,513        51,131         32,137            83,268

2.  VALUE FUND
                              1996          83,908         53,072        30,836         76,430           107,266
                              1997         207,027        131,383        75,644          2,994            78,638
                              1998         367,883        264,569       103,314             72           103,386

3.  GROWTH FUND*
                              1998         156,119        106,038        50,081            202            50,283

4.  DISCIPLINED GROWTH
     FUND**                   1996          33,808         24,714         9,094         32,462            41,556
                              1997         151,521        110,944        40,577         91,787           132,364
                              1998         223,157        177,404        45,753         26,270            72,023

5.  MID CAP FUND
                              1996          75,235         37,317        37,918         71,830           109,748
                              1997         109,834         54,798        55,036         23,164            78,200
                              1998         173,748        105,283        68,465          7,012            75,477

6.  MICRO CAP FUND***
                              1998         151,640         73,575        78,065         30,905           108,970

7.  GLOBAL SMALL CAP
     FUND****                 1996         120,522         95,914        24,608         79,509           104,117
                              1997         131,927        105,509        26,418         58,251            84,669
                              1998         143,177        120,477        22,700         49,551            72,251


-------------------



*The Growth Fund commenced operations on January 20, 1998.

**The Disciplined Growth Fund commenced operations on August 26, 1996.

***The Micro Cap Fund commenced operations on July 20, 1998.

****Under the Sub-Advisory Agreement, for the fiscal years 1996, 1997 and 1998,
(1) the Manager paid BSII subadvisory fees of $47,957, $52,754 and $60,238, respectively, and (2) BSII waived a portion of its fees in an amount equal to $12,304, $13,209 and $11,350, respectively.

         Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. Each Management Contract also provides that in the event the Manager ceases to be the manager of any Fund, the right of the Fund or the Trust to use the identifying name "DLB" may be withdrawn.

         Each Management Contract has an initial two-year term and will continue in effect thereafter indefinitely so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority (or one, if there is only one) of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

         The Sub-Advisory Agreement contains provisions similar to those contained in the Management Contracts.

         CUSTODIAL ARRANGEMENTS

         Investors Bank & Trust Company ("IBT") serves as the Trust's custodian on behalf of the Funds. As such, IBT holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. IBT also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

         TRANSFER AGENT

         IBT also serves as the Trust's transfer agent and dividend disbursing agent on behalf of the Funds.

         INDEPENDENT PUBLIC ACCOUNTANTS

         Deloitte & Touche LLP is the Trust's independent public accountant, providing audit services and assistance and consultation in connection with tax returns and the reviewing of various SEC filings.

                  ADDITIONAL INVESTMENT PRACTICES OF THE FUNDS



         As noted in the Prospectus, each Fund may, in pursuing its investment objective, engage in investment techniques and practices in addition to the Fund's principal investment strategies. The following discussion provides more detailed information about certain of these additional, non-principal investment techniques and practices.



         MONEY MARKET INSTRUMENTS. The following is a brief description of the types of money market securities the Funds may invest in. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

         U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government Securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

         BANK OBLIGATIONS. Each Fund may invest in bank obligations. These include certificates of deposit, time deposits and bankers' acceptances. Time deposits, other than overnight deposits, may be subject to withdrawal penalties and if so they are deemed "illiquid" investments. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

         COMMERCIAL PAPER. Each Fund may invest in commercial paper, which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.


         PREFERRED STOCKS. Each Fund may buy preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Each Fund may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents."

         WHEN-ISSUED SECURITIES. Each Fund may purchase or sell securities on a when-issued," delayed delivery or on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price. A Fund may use forward contracts to manage interest rate exposure, as a temporary substitute for purchasing or selling particular debt securities, or to take delivery of the underlying security rather than closing out the forward contract.

         RESTRICTED/ILLIQUID SECURITIES. Each Fund may hold up to, but not more than, 15% of its net assets in "illiquid securities," which are securities that are not readily marketable, including securities whose disposition is restricted by contract or under federal securities laws. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to the Fund. In addition, illiquid securities are generally more difficult to value.
         PORTFOLIO TURNOVER. Although portfolio turnover is not a limiting factor with respect to investment decisions for the Funds, the Funds expect to experience relatively modest portfolio turnover rates. It is anticipated that under normal circumstances the annual portfolio turnover rate of any Fund will not exceed 100%. However, in any particular year, market conditions may result in greater turnover rates than the Manager currently anticipates. Portfolio turnover may involve brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. Portfolio turnover rates for each Fund are shown in the "Financial Highlights" section of the Prospectus. See the "Taxes" section of the Prospectus and "Portfolio Transactions" in this Statement of Additional Information for additional information.
         REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. Under repurchase agreements, a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase transactions afford an opportunity for a Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default on its obligation to pay the agreed-upon sum on the redelivery date. Default may subject a Fund to expenses, delays and risks of loss. Repurchase agreements entered into with foreign brokers, dealers and banks involve additional risks similar to those of investing in foreign securities. For a discussion of these risks, see the discussions of foreign issuer risk and foreign currency risk in the "Description of Principal Investment Risks" section of the Prospectus.

         LENDING OF PORTFOLIO SECURITIES. Each Fund may make secured loans of portfolio securities on up to 33% of the Fund's total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, a Fund may make loans of portfolio securities only to parties that the Manager or Subadvisor believes have relatively high credit standing. Securities loans are made pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received or may receive a fee from the borrower. All investments of cash collateral by a Fund are for the account and risk of the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice. The Fund may also call such loans in order to sell the securities involved. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

         DERIVATIVES. Certain of the instruments in which the Funds may invest, such as mortgage-backed securities and indexed securities, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or currency. The use of such instruments may result in a higher amount of short-term capital gains (taxed at ordinary income tax rates) than would result if the Funds did not use such instruments.

         WARRANTS AND RIGHTS. A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be a relatively volatile investment. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends, and have no rights to the assets of the issuer.

         Each Fund may invest in warrants or rights. However, each Fund (other than the Growth Fund and the Micro Cap Fund) must limit its investment in warrants or rights (excluding warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase) so that the aggregate value thereof (taken at the lower of cost or market) does not exceed 5% of the value of the Fund's total assets and so that no more than 2% of its total assets are invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.


     REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITS") that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.





     Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. Also REITs are dependent upon the skill of each REIT's management.




     A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilites under environmental laws and the costs of other regulatory compliance. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or to maintain exempt status under the 1940 Act. If a Fund invest in REITs, investors would bear not only a proportionate share of the expenses of the Fund, but also, indirectly, expenses of the REITs.



         FOREIGN EQUITY EXPOSURE. Although only the Global Small Cap Fund invests in equity securities of foreign companies as part of its principal investment strategy, each other Fund may also invest in equity securities of non-U.S. issuers as discussed below.


         AMERICAN DEPOSITARY RECEIPTS (ADRS). Each Fund's assets may be invested in securities of foreign issuers that are represented by American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the United States securities markets. Each Fund may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted.


         FOREIGN EQUITY SECURITIES. Each Fund may invest, to a limited extent, in equity securities issued by foreign companies (i.e., companies organized under the laws of countries other than the United States) that are not listed on a U.S. Securities exchange or traded in the U.S. over-the-counter markets ("foreign equity securities"). To the extent a Fund purchases foreign equity securities, it would be subject to additional risks. For a discussion of these risks, see the discussion of foreign issuer risk, foreign emerging market risk and foreign currency risk in the "Description of Principal Investment Risks" section of the Prospectus.


                       ADDITIONAL INVESTMENT PRACTICES OF
                              THE FIXED INCOME FUND

         In addition to the investment practices described in detail in the Prospectus, the Fixed Income Fund may also engage in the following investment practices.

         ADJUSTABLE RATE SECURITIES. The Fund may invest in adjustable rate securities, which are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. They may be U.S. Government securities or securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.




         INTEREST RATE SWAPS AND RELATED INSTRUMENTS. An interest rate swap agreement involves the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Interest rate and yield curve swaps may be used by the Fund as a hedging technique to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing in the future. The Fund intends to use these transactions as hedges and not as speculative investments. The Fund usually will enter into such agreements on a net basis whereby the two payments of interest are netted with only one party paying the net amount, if any, to the other.


         MUNICIPAL BONDS. The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest of which is exempt from federal income tax ("municipal bonds"). Municipal bonds are issued to raise money for a variety of public or private purposes, including financing state or local governments, specific projects or public facilities.

         The Fund can invest in municipal securities that are "general obligations," secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

         The Fund can also buy municipal bonds that are "revenue obligations," whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         The Fund may also buy industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

         The municipal bonds that may be purchased by the Fund may have fixed, variable or floating rates of interest. In addition, some bonds may be "callable," allowing the issuer to redeem them before their maturity date. When interest rates decline, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in fixed income securities that pay a lower rate of return.




The Fund currently intends to invest less than 5% of its net assets in each of the instruments described below in the coming year.


         STRIPS AND RESIDUALS. The Fund may invest in stripped mortgage-backed securities that are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. Prepayments could result in losses on such stripped mortgage-backed securities. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Stripped mortgage-backed securities may have limited liquidity. The Fund may also invest in IO or PO strips relating to other types of fixed income securities, such as asset-backed securities.
Such investments would be subject to risks similar to those described above.

         Collateralized mortgage obligations ("CMOs") also include securities ("Residuals") representing the interest in any excess cash flow and/or the value of any collateral remaining after the issuer has applied cash flow from the underlying mortgages or mortgage-backed securities to the payment of principal of, and interest on, all other CMOs and the administrative expenses of the issuer. Due to uncertainty as whether any excess cash flow or the underlying collateral will be available, there can be no assurances that Residuals will ultimately have value. Residuals also involve the additional risk of loss of the entire value of the investment if the underlying securities are prepaid. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

         ZERO COUPON SECURITIES. The Fund may invest in "zero coupon" fixed income securities. The Fund is required to accrue interest income on these securities at a fixed rate based on the initial purchase price and the length to maturity, but these securities do not pay interest in cash on a current basis. The Fund is required to distribute the income on these securities to its shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon, fixed income securities of comparable quality and maturity.

         INDEXED SECURITIES. The Fund may purchase securities, the redemption values and/or the coupons of which are indexed to the prices of other securities, securities indices, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instrument.

         Indexed securities in which the Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage because they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate securities.

         LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the Fund's policies regarding the quality of debt securities.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating agency. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of emerging countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

         Investments in loans through direct assignment of a financial institution's interest with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

         A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may have to rely on the agent to collect and pass on to the Fund any payments received from the borrower and to apply appropriate credit remedies against a borrower. When the Fund is required to rely upon a financial institution to pass on to the Fund principal and interest, the Fund will evaluate the creditworthiness of such financial institution as well as the creditworthiness of the borrower.

         Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

         REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS. The Fund may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return.

         Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparties to secure their obligation to redeliver the securities.

         Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

         The Fund will establish segregated accounts with its custodian in which it will maintain assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are considered borrowings by the Fund for purposes of the Fund's fundamental investment restriction with respect to borrowings.

        ADDITIONAL INVESTMENT PRACTICES OF THE DISCIPLINED GROWTH FUND --
                              FUTURES AND OPTIONS


         In addition to the investment practices described in detail in the Prospectus, the Disciplined Growth Fund may also engage in transactions involving futures and options. The following sections provide more detailed information about these practices.


         SUMMARY - FINANCIAL FUTURES AND OPTIONS ON FUTURES. The Fund may buy and sell financial futures contracts on securities indices and fixed income securities. A futures contract is a contract to buy or sell units of a particular securities index, or a certain amount of a fixed income security, at an agreed price on a specified future date. Depending on the change in value of the index or security between the time when the Fund enters into and terminates a futures contract, the Fund realizes a gain or loss. The Fund may purchase and sell futures contracts for hedging purposes and to adjust the Fund's exposure to relevant stock or bond markets. For example, when the Manager wants to increase the Fund's exposure to equity securities, it may do so by taking long positions in futures contracts on equity indices such as futures contracts on the Standard & Poor's 500 Composite Stock Price Index. Similarly, when the Manager wants to increase the Fund's exposure to fixed income securities, it may do so by taking long positions in futures contracts relating to fixed income securities such as futures contracts on U.S. Treasury bonds or notes. The Fund may buy and sell call and put options on futures contracts or on stock indices in addition to or as an alternative to purchasing or selling futures contracts.

         The use of futures and options involves certain special risks. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of financial futures and options and movements in the prices of the underlying securities index or securities that are the subject of the hedge. The successful use of futures and options further depends on the Manager's ability to forecast market or interest rate movements correctly. Other risks arise from the Fund's potential inability to close out its futures or related options positions, and there can be no assurance that a liquid secondary market will exist for any futures contract or option at a particular time. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The use of futures or options on futures for purposes other than hedging may be regarded as speculative. Certain regulatory requirements may also limit the Fund's ability to engage in futures and options transactions.

         SUMMARY - OPTIONS. The Fund may purchase and sell call and put options on securities it owns or in which it may invest. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. When the Fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, the Fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income. The aggregate value of the securities underlying the options written by the Fund may not exceed 25% of the Fund's total assets. The Fund's use of these strategies may be limited by applicable law.

         ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the

Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

         LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. The Funds intend to comply with Rule 4.5 under the Commodity Exchange Act. To the extent the Fund does not engage in commodity futures or commodity options for "bona fide" hedging purposes, the Rule requires the Fund to limit the initial margin and premiums paid to establish such positions to 5% of net assets. The amount by which a commodity option is "in the money" is excluded for these purposes.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

         OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

         The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

         If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

                     ADDITIONAL INVESTMENT PRACTICES OF THE
                              GLOBAL SMALL CAP FUND

         The Global Small Cap Fund normally expects to invest approximately 40% to 60% of its assets outside the United States and the remaining 60% to 40% of its assets inside the United States. The weighting of the Fund's portfolio between foreign and domestic investments will depend upon prevailing conditions in foreign and domestic markets. Under certain market conditions, the Fund may invest more than 60% of its assets either outside or inside the United States. In addition, the Fund will always invest at least 65% of its total assets in at least three different countries, one of which will be the United States.

         In order to gain exposure to certain foreign countries that prohibit or impose restrictions on direct investment, the Global Small Cap Fund may (subject to any applicable regulatory requirements) invest in foreign and domestic investment companies and other pooled investment vehicles that invest primarily or exclusively in such countries. The Fund's investment through such vehicles will generally involve the payment of indirect expenses (including advisory fees) which the Fund does not incur when investing directly.

         The Manager believes that the securities markets of many nations move relatively independently of one another because business cycles and other economic or political events that influence one country's securities markets may have little effect on securities markets in other countries. By investing in a global portfolio, the Fund attempts to reduce the risks associated with investing in the economy of only one country. Consistent with the above policies, the Fund may at times invest more than 25% of its assets in the securities of issuers located in a single country. At such times, the Fund's performance will be directly affected by political, economic, market and exchange rate conditions in such country. When the Fund invests a substantial portion of its assets in a single country it is subject to greater risk of adverse changes in any of these factors with respect to such country than a fund which does not invest as heavily in the country.

         In certain foreign countries, particularly newly industrializing countries, the Fund's market capitalization guideline of $1.5 billion may include companies which, when viewed on a relative basis, are not considered "small cap" in the particular country.

                             PORTFOLIO TRANSACTIONS


         INVESTMENT DECISIONS

         Investment decisions for the Funds and for the other investment advisory clients of the Manager and the Subadvisor and their affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Manager's or the Subadvisor's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

         BROKERAGE AND RESEARCH SERVICES

         Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. In the case of securities traded in the over-the-counter markets, the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by the Fixed Income Fund will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, the Fixed Income Fund would not ordinarily pay significant brokerage commissions with respect to securities transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Manager and the Subadvisor may receive brokerage and research services and other similar services from many broker-dealers with which the Manager and the Subadvisor place the Funds' portfolio transactions and from third parties with which these broker-dealers have arrangements. These services may include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Manager's or Subadvisor's investment professionals. Where the services referred to above are not used exclusively by the Manager or the Subadvisor for research purposes, the Manager or Subadvisor, based upon allocations of expected use, would bear that portion of the cost of these services which directly relates to their non-research use. Some of these services may be of value to the Manager, the Subadvisor or their affiliates in advising various of their clients (including the Funds), although not all of these services would necessarily be useful and of value in managing the Funds or any particular Fund. The management fee paid by each Fund is not reduced because the Manager, the Subadvisor or their affiliates may receive these services even though the Manager or the Subadvisor might otherwise be required to purchase some of these services for cash.

         The Manager and Subadvisor each place orders for the purchase and sale of portfolio investments for the Funds and buy and sell investments for the Funds through a substantial number of brokers and dealers. In so doing, the Manager and the Subadvisor use their best efforts to obtain for the Funds the most favorable price and execution available, except to the extent they may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager and the Subadvisor, having in mind each Fund's best interests, consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         As permitted by Section 28(e) of the 1934 Act, and by each Management Contract or, as applicable, the Sub-Advisory Agreement, the Manager and the Subadvisor may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Manager or Subadvisor an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for such Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Manager's or the Subadvisor's authority to cause the Funds to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly the Manager and the Subadvisor will use their best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

         The following tables show brokerage commissions on portfolio transactions paid by each Fund during the fiscal periods indicated.

1.       FIXED INCOME FUND

         Fiscal Year ended December 31                        Brokerage Commissions
         -----------------------------                        ---------------------
         1996                                                 $0
         1997                                                 $0

         1998                                                 $0


   2.    VALUE FUND

         Fiscal Year ended December 31                        Brokerage Commissions
         -----------------------------                        ---------------------

         1996                                                 $15,351
         1997                                                 $60,776
         1998                                                 $63,166

   3.    GROWTH FUND

         Fiscal Year ended December 31                        Brokerage Commissions
         -----------------------------                        ---------------------

         1998 (from January 20, 1998)                         $35,612

   4.    DISCIPLINED GROWTH FUND

         Fiscal Year ended December 31                        Brokerage Commissions
         -----------------------------                        ---------------------

         1996 (from August 26, 1996)                          $  5,791
         1997                                                 $ 17,992
         1998                                                 $ 41,978

   5.    MID CAP FUND

         Fiscal Year ended December 31                        Brokerage Commissions
         -----------------------------                        ---------------------

         1996                                                 $14,880
         1997                                                 $36,573
         1998                                                 $48,871

   6.    MICRO CAP FUND

         Fiscal Year ended December 31                        Brokerage Commissions
         -----------------------------                        ---------------------

         1998 (from July 20, 1998)                            $36,532

   7.    GLOBAL SMALL CAP FUND

         Fiscal Year ended December 31                        Brokerage Commissions
         -----------------------------                        ---------------------

         1996                                                 $26,636
         1997                                                 $32,949
         1998                                                 $25,801

The following tables show transactions placed by each Fund with brokers and dealers during the fiscal year ended December 31, 1998 to recognize research, statistical and quotation services.

------------------------------------     --------------------------     ----------------------     -----------------------
                                         DOLLAR VALUE OF THOSE          PERCENT OF TOTAL           AMOUNT OF COMMISSIONS
                                         TRANSACTIONS                   TRANSACTIONS
------------------------------------     --------------------------     ----------------------     -----------------------
FIXED INCOME FUND                        $0                               0   %                    $0
------------------------------------     --------------------------     ----------------------     -----------------------
VALUE FUND                               $518,937,000                     5.22%                    $31,136
------------------------------------     --------------------------     ----------------------     -----------------------
GROWTH FUND                              $334,600,000                    54.55%                    $20,076
------------------------------------     --------------------------     ----------------------     -----------------------
DISCIPLINED GROWTH FUND                  $116,397,000                    12.54%                    $6,983
------------------------------------     --------------------------     ----------------------     -----------------------
MID CAP FUND                             $60,200,000                      6.89%                    $3,612
------------------------------------     --------------------------     ----------------------     -----------------------
MICRO CAP FUND                           $22,800,000                      1.60%                    $1,368
------------------------------------     --------------------------     ----------------------     -----------------------
GLOBAL SMALL CAP FUND                    $11,700,000                      5.14%                    $702
------------------------------------     --------------------------     ----------------------     -----------------------


                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

         The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated August 1, 1994, as amended. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. Each Fund is a non-diversified series of the Trust. The fiscal year for each Fund ends on December 31.

         Each share of each Fund represents an equal proportionate interest in such Fund. Shares of the Trust do not have any preemptive rights. Shares are freely transferable and are entitled to dividends as declared by the Trustees. Upon liquidation of a Fund, shareholders of such Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.


         The Trust has an unlimited number of authorized shares of beneficial interest. The Declaration of Trust permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.
         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. The Declaration of Trust further provides that the Trustees may also terminate the Trust, or any Fund thereof, upon written notice to the shareholders.
VOTING RIGHTS

         As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objective, policies or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund.

         There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. Upon written request by the holders of at least 10% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). In addition, shareholders of the Trust holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders holding a majority of the outstanding shares of the Trust may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote because it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         At March 31, 1999, except as noted below, the officers and Trustees of the Trust owned less than 1% as a group of the shares of any Fund, and, to the knowledge of the Trust no person owned of record or beneficially 5% or more of the shares of any Fund.


1.       FIXED INCOME FUND

         Shareholder Name and Address                                Percentage Owned

         Massachusetts Mutual Life                                      26.43%
         Insurance Company
         1295 State Street
         Springfield, MA  01111

         The Stackpole Hall Foundation                                  24.80%
         44 South St. Marys Street
         St. Marys, PA  15857

         MassMutual Foundation for Hartford Inc.                        11.55%
         1295 State Street
         Springfield, MA  01111

         Haley & Aldrich Pension Trust                                  10.63%
         465 Medford Street
         Suite 2200
         Boston, MA  02129

         David L. Babson & Co. Pension Plan                             8.37%
             c/o David L. Babson and
             Co., Inc.
         One Memorial Drive
         Cambridge, MA  02142


2.       VALUE FUND



         Shareholder Name and Address                                Percentage Owned

         Massachusetts Mutual Life                                     61.74%
         Insurance Company
         1295 State Street
         Springfield, MA  01111

         MassMutual Foundation for Hartford Inc.                        9.13%
         1295 State Street
         Springfield, MA  01111

         Norwest Bank Trustee FBO                                       7.25%
         Universal Cooperatives
         7801 Metro Parkway
         P.O. Box 460
         Minneapolis, MN  55440

         National City PA, Trustee FBO                                  6.36%
         Allegheny County Police Pension
         P. O. Box 242
         Bethel Park, PA  15102

         US Bank National Association,                                  5.14%
         as Custodian for
         Evans & Sutherland 401(k) Plan
         600 Komas Drive
         Salt Lake City, UT  84058


3.       GROWTH FUND

         Shareholder Name and Address                                Percentage Owned

         Massachusetts Mutual Life                                     96.96%
         Insurance Company
         1295 State Street
         Springfield, MA  01111


4.       DISCIPLINED GROWTH FUND

         Shareholder Name and Address                                Percentage Owned

         Massachusetts Mutual Life                                     87.61%
         Insurance Company
         1295 State Street
         Springfield, MA  01111

         David L. Babson & Co. Profit Sharing Plan                      8.12%
         c/o David L. Babson and Co. Inc.
         One Memorial Drive
         Cambridge, MA  02142

5.       MID CAP FUND

         Shareholder Name and Address                                Percentage Owned

         Massachusetts Mutual Life                                     83.74%
         Insurance Company
         1295 State Street
         Springfield, MA  01111

         M&I Trust Company, as Trustee                                 12.17%
         1000 N. Water Street, TR14
         Milwaukee, WI 53202

6.       MICRO CAP FUND

         Shareholder Name and Address                                Percentage Owned

         Massachusetts Mutual Life                                     67.72%
         Insurance Company
         1295 State Street

         Springfield, MA  01111
         Music Associates of Aspen                                       7.04%
         2 Music School Road
         Aspen, CO 81611

         Anschutz Family Foundation                                      5.60%
         555 17th Street
         Denver, CO 80202


7.       GLOBAL SMALL CAP FUND

         Shareholder Name and Address                                Percentage Owned

         Massachusetts Mutual Life                                     93.93%
         Insurance Company
         1295 State Street
         Springfield, MA  01111



                             INVESTMENT PERFORMANCE

STANDARD PERFORMANCE MEASURES


         The yield of the Fixed Income Fund, may be provided in reports, sales literature and advertisements. Yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the net asset value on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by a Fund is generally calculated using the yield to maturity (or first expected call date) on such obligations based on their market values (or, in the case of receivables-backed securities such as securities issued by the Government National Mortgage Association, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The yield for the Fixed Income Fund for the 30-day period ended December 31, 1998 was 5.01%.



         Each Fund may also advertise its total return. Total Return with respect to a Fund is a measure of the change in value of an investment in such Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested immediately rather than paid to the investor in cash. The formula for Total Return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Average Annual Total Return is the annual compounded percentage change in the value of the amount invested in the Fund from the beginning until the end of the stated period.

          All data is based on a Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio, and a Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles.

         The inception dates for the Funds are as follows: Fixed Income Fund, July 25, 1995;Value Fund, July 25, 1995; Growth Fund, January 20, 1998; Disciplined Growth Fund, August 26, 1996; Mid Cap Fund, July 25, 1995; Micro Cap Fund, July 20, 1998; and Global Small Cap Fund, July 19, 1995.

PERFORMANCE COMPARISONS

         From time-to-time and only to the extent the comparison is appropriate for the Funds, the Trust may quote the performance of the Funds in advertising and other types of literature and may compare the performance of the Funds to the performance of various indices and investments for which reliable performance data is available. The performance of the Funds may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

         Performance information for the Funds may be compared, in reports and promotional literature, to the S&P 500 Index, the Russell 2500 Index, the Russell 2000 Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the Lehman Brothers 5-7 Year Treasury Index, the Lehman Brothers Government Bond Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Intermediate Treasury Index, the 91-Day Treasury Bill Average, the Morgan Stanley Capital International Index for Europe, Australia and the Far East ("MSCI EAFE Index"), the S&P Barra Large Cap Value Index, the Solomon Brothers Extended Market Index, Ex-US (EMI), or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare a Fund's results with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

         The Trust also may use the following information in advertisements and other types of literature, but only to the extent the information is appropriate for the Funds:

(1) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (2) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (4) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.


         Each Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., (including the Lipper General Bond Fund Average, the Lipper Intermediate Investment Grade Debt Fund Average, the Lipper Bond Fund Average, the Lipper Growth Fund Average, the Lipper Flexible Fund Average), or Morningstar, Inc. (including, the Morningstar Large Cap Value Fund Average), independent services which monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. OTHER ADVERTISING ITEMS

         The Trust may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by such Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare a Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments. Of course past performance cannot be a guarantee of future results. General mutual fund statistics provided by the Investment Company Institute may also be used.

                        DETERMINATION OF NET ASSET VALUE

         As indicated in the Prospectus, the net asset value of each Fund share is determined at 4:15 p.m., Eastern time, on each day on which the New York Stock Exchange is open for trading. The Trust expects that the days, other than weekend

================================================================================
days, that the New York Stock Exchange will not be open are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                                     EXPERTS

         The financial statements of the Funds for the fiscal year ended December 31, 1998 incorporated by reference into this Statement of Additional Information have been audited by Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts 02110, the Trust's independent auditors, as set forth in each of their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

             REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS


         The Trust's audited financial statements for the fiscal year ended December 31, 1998 included in the Trust's Annual Reports filed with the Securities and Exchange Commission on March 4, 1999 pursuant to Section 30(d) of the 1940 Act, as amended, and the rules promulgated thereunder, are hereby incorporated into this Statement of Additional Information by reference.

                                    APPENDIX
                          DESCRIPTION OF STOCK RATINGS

STANDARD & POOR'S EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS (S&P)

         Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks. Basic scores are computed for earnings and dividends, then adjusted by a set of predetermined modifiers for growth, stability within long-term trend, and cyclically. Adjusted scores for earnings and dividends are then combined to yield a final score. The final score is measured against a scoring matrix determined by an analysis of the scores of a large and representative sample of stocks. The rankings are:

A+                Highest
A                 High
A-                Above Average
B+                Average
B                 Below Average
B-                Lower
C                 Lowest
D                 In Reorganization
VALUE LINE RATINGS OF FINANCIAL STRENGTH

         The financial strength of each of the companies reviewed by Value Line is rated relative to all the others. The ratings are:

A++  The very highest relative financial strength.
A+   Excellent financial position relative to other companies.
A    High grade relative financial strength.
B++  Superior financial health on a relative basis.
B+   Very good relative financial structure.
B    Good overall relative financial structure.
C++  Satisfactory finances relative to other companies.
C+   Below-average relative financial position.
C Poorest financial strength relative to other major companies.

INVESTMENT MANAGER
David L. Babson and Company Incorporated
One Memorial Drive
Cambridge, MA 02142


INVESTMENT SUBADVISOR
Babson Stewart Ivory International
One Memorial Drive
Cambridge, MA 02142


LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA  02110


INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


CUSTODIAN
Investors Bank & Trust Company
John Hancock Tower
200 Clarendon Street, 16th Floor
Boston, MA  02116


TRANSFER AGENT
Investors Bank & Trust Company
John Hancock Tower
200 Clarendon Street, 5th Floor
Boston, MA  02116